AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 2007.

SECURITIES ACT FILE NO. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933    ☒

PRE-EFFECTIVE AMENDMENT NO.    ☐

POST-EFFECTIVE AMENDMENT NO.    ☐

LEGG MASON PARTNERS INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

125 BROAD STREET, NEW YORK, NY 10004

(Address of Principal Executive Offices) (Zip Code)

1-800-451-2010

(Registrant’s Area Code and Telephone Number)

R. JAY GERKEN

LEGG MASON & CO., LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(Name and Address of Agent for Service)

WITH COPIES TO:

ROGER P. JOSEPH, ESQ,	ROBERT I. FRENKEL, ESQ.
BINGHAM McCUTCHEN LLP 150 FEDERAL STREET	LEGG MASON & CO., LLC 300 FIRST STAMFORD PLACE
BOSTON, MA 02110	STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:    Registrant proposes that the Registration Statement become effective July 2, 2007 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Class A shares of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

LEGG MASON INCOME TRUST, INC.

LEGG MASON GLOBAL TRUST, INC.

100 Light Street

Baltimore, Maryland 21202

Special Meeting of Shareholders to be held September 10, 2007

[                    ], 2007

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to one or more of the Legg Mason funds you own.

A chart summarizing the proposal to reorganize the funds is set forth below, and detailed information about each of the proposals is contained in the enclosed materials.

Your Fund	Surviving Fund

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund

Legg Mason Global Income Trust	Legg Mason Partners Global Income Fund

The Board of Directors of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on September 10, 2007, at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202 at 2:00 p.m. Eastern Time in order to vote on the proposed transaction regarding your fund(s). The transaction involves a proposal to reorganize a fund into a corresponding surviving fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board(s) of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

The Reorganizations are part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including certain Legg Mason Funds, in an effort to focus on those funds that we believe offer the best prospects for long-term viability and attractive long-term performance.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

[signature to come]

Mark R. Fetting, President

Legg Mason Income Trust, Inc.

Legg Mason Global Trust, Inc.

LEGG MASON INCOME TRUST, INC.

LEGG MASON GLOBAL TRUST, INC.

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding surviving fund in the chart below.

Your Fund	Surviving Fund

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund

Legg Mason Global Income Trust	Legg Mason Partners Global Income Fund

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining Legg Mason’s mutual fund offerings, including certain Legg Mason Funds, in an effort to focus on those funds that we believe offer the best prospects for long-term viability and attractive long-term performance.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE SURVIVING FUND?

A. Legg Mason has recommended the surviving fund based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of the surviving fund. There may be, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the surviving fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s board.

Reorganization	Significant Differences in Objectives and Strategies

• Legg Mason Core Bond Fund into Legg Mason Partners Core Bond Fund	There are no significant differences between the investment objectives of the funds. The surviving fund seeks to maximize total return consisting of capital appreciation and income and your fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average modified duration expected to range within 20% of the duration of the domestic bond market as a whole.

Reorganization	Significant Differences in Objectives and Strategies

The principal investment policies of the funds differ as
follows:

•      Your fund may invest up to 25% of its total assets
in U.S. dollar-denominated securities of foreign
issuers. The surviving fund has no such restriction.

•      The surviving fund may invest in warrants while
your fund can hold warrants received as a result of
an exchange or tender of fixed-income securities.
In addition, your fund’s investments in warrants
may not exceed 5% of its net assets or more than
2% of such net assets in warrants not listed on the
New York Stock Exchange or American Stock
Exchange.

•      The surviving fund may invest up to 10% of its
assets in options for hedging purposes. Your fund
is not limited to investing in options for hedging
purposes and has no specified limit on the amount
it can invest in options.

• Legg Mason Global Income Trust into Legg Mason Partners Global Income Fund

There are no differences between the investment objectives or principal investment policies of the funds.

Legg Mason Partners Global Income Fund is a newly-organized fund that has been created for purposes of the Reorganization.

Q.	HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganization on your fund’s fees and expenses:

Reorganization	Effect on Fees and Expenses
• Legg Mason Core Bond Fund into Legg Mason Partners Core Bond Fund

•        You will receive Class A shares of the surviving fund. The total operating expenses of the Class A shares of the surviving fund are currently lower than your fund’s current total operating expenses.

•        Future purchases of Class A shares by you, but not shares received on dividend reinvestment, will be subject to the sales load structure of the surviving fund (including applicable sales load waivers and discounts).

•        The effective management fee of the surviving fund is higher than your fund’s current effective management fee.

• Legg Mason Global Income Trust into Legg Mason Partners Global Income Fund

•        You will receive Class A shares of the surviving fund. Class A shares have lower total gross operating expenses before waivers and lower total operating expenses after waivers as your fund’s Primary Class shares.

•        Future purchases of Class A shares by you, but not shares received on dividend reinvestment, will be subject to the sales load structure of the surviving fund (including applicable sales load waivers and discounts).

Reorganization	Effect on Fees and Expenses
• The effective management fee of the surviving fund will be the same as your fund’s current effective management fee.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION OF MY FUND?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION OF MY FUND?

A. Generally, no. You will receive Class A shares of the surviving fund.

As noted in the response to “How Will the Reorganizations Affect Fund Fees and Expenses?”, however, purchases of Class A shares by Legg Mason Fund shareholders after the Reorganizations, other than through dividend reinvestment, will be subject to the sales loads applicable to Legg Mason Partners Funds. In addition, the exchange privileges these shareholders currently have with the other Legg Mason Funds will be eliminated and replaced with new exchange privileges with the Legg Mason Partners Funds (which include different funds).

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and Appendix B “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. If the reorganization is approved for your fund, it will close to new purchases and exchanges for five business days prior to the closing of the reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATIONS?

A. Each reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF ONE FUND APPROVE ITS REORGANIZATION, WHILE SHAREHOLDERS OF OTHER FUND DO NOT?

A. Neither of the proposed Reorganizations is contingent upon the approval of the other Reorganization. Thus, if shareholders of your fund approve the Reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of the other fund do not approve that Reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATIONS?

A. Legg Mason will pay the entire cost related to the Reorganizations.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about [DATE].

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on July 2, 2007, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Broadridge Investor Communication Solutions, Inc., your fund’s proxy solicitor, at 888-221-0697.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON INCOME TRUST, INC.

Legg Mason Core Bond Fund

LEGG MASON GLOBAL TRUST, INC.

Legg Mason Global Income Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 10, 2007

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (each, an “Acquired Fund”), will be held at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on September 10, 2007, at 2:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of an Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund

Legg Mason Global Income Trust	Legg Mason Partners Global Income Fund

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of an Acquired Fund at the close of business on July 2, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Boards of Directors,

Richard M. Wachterman
Secretary
Legg Mason Income Trust, Inc.
Legg Mason Global Trust, Inc.

[                    , 2007]

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 1, 2007

PROXY STATEMENT/PROSPECTUS

[                    ], 2007

PROSPECTUS FOR:

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Core Bond Fund

Legg Mason Partners Global Income Fund

(collectively, the “Acquiring Funds” and,

with the Acquired Funds, the “Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

PROXY STATEMENT FOR:

LEGG MASON INCOME TRUST, INC.

Legg Mason Core Bond Fund

LEGG MASON GLOBAL TRUST, INC.

Legg Mason Global Income Trust

(collectively, the “Acquired Funds”)

100 Light Street

Baltimore, Maryland 21202

1-800-822-5544

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Boards of Directors (each, a “Board”) of the Acquired Funds for a joint Special Meeting of Shareholders of the Acquired Funds (the “Meeting”). The Meeting will be held on September 10, 2007 at 2:00 p.m., Eastern time, at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202. At the Meeting, shareholders of each Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (a “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of an Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”) and (ii) the subsequent termination of the Acquired Fund:

	Acquired Fund	Acquiring Fund
	Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund
	Legg Mason Global Income Trust	Legg Mason Partners Global Income Fund

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets of an Acquired Fund to, and the assumption of all of the liabilities of such Acquired Fund by, the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

As a shareholder of an Acquired Fund, you are being asked to approve a Reorganization Agreement pursuant to which the Reorganization of such Acquired Fund would be accomplished. Because each Reorganization will result in shareholders of an Acquired Fund holding shares of the corresponding Acquiring Fund, this Proxy Statement also serves as a Prospectus for each of the Acquiring Funds.

If the Reorganization of an Acquired Fund is approved, the shareholders of such Acquired Fund will receive the shares of the corresponding Acquiring Fund according to the following chart:

Acquired Fund— Share Class Exchanged	Acquiring Fund— Share Class Received
Legg Mason Core Bond Fund Primary Class	Legg Mason Partners Core Bond Fund Class A

Legg Mason Global Income Trust Primary Class	Legg Mason Partners Global Income Fund Class A

If the Reorganization of an Acquired Fund is approved, Primary Class shareholders of such Acquired Fund will receive Class A shares of the corresponding Acquiring Fund. No sales charge or contingent deferred sales charge will be imposed on the Class A shares of the corresponding Acquiring Fund received by Acquired Fund shareholders in connection with the Reorganizations. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

Each Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. See “Information about the Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

2

Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are similar to those of the corresponding Acquiring Fund. There may be certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus. Legg Mason Partners Global Income Fund is a newly-organized fund that has been created for purposes of the Reorganization of Legg Mason Global Income Trust and will not commence operations until the date of that Reorganization. Prior to November 20, 2006, Legg Mason Partners Core Bond Fund was named Legg Mason Partners Total Return Bond Fund and prior to April 7, 2006, it was named Smith Barney Total Return Bond Fund.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about each of the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated [DATE] relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the relevant Acquiring Fund at the address listed above or calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), filed with the SEC on the dates listed in Appendix K; the prospectuses of the Acquired Funds and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund (except Legg Mason Partners Global Income Fund) by contacting Legg Mason Partners Shareholder Services at 1-800-451-2010 (for the Acquiring Funds) or Legg Mason Partners Shareholder Services at 1-800-822-5541 (for the Acquired Funds), by writing the Funds at the address listed above, or by visiting the Funds’ website at www.leggmason.com/InvestorServices. Since Legg Mason Partners Global Income Fund is newly-organized, its prospectus and Fund SAI are not yet effective and it has not yet issued an annual or semi-annual report.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

Copies of the forms of Reorganization Agreement pertaining to the Reorganizations accompany this Proxy Statement/Prospectus as Appendix A-1 and Appendix A-2.

The information contained herein concerning each Acquired Fund has been provided by, and is included herein in reliance upon, such Acquired Fund. The information contained herein concerning each Acquiring Fund has been provided by, and is included herein in reliance upon, such Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

I

II

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreements, the forms of which are attached to this Proxy Statement/Prospectus as Appendix A-1 and Appendix A-2.

Proposed Reorganizations

At meetings held in May, 2007, the Board of each Acquired Fund and the Board of each Acquiring Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the relevant Reorganization Agreement. Each Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund

Legg Mason Global Income Trust	Legg Mason Partners Global Income Fund

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the termination of the Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. Each Reorganization, if approved by shareholders of the applicable Acquired Fund, is scheduled to be effective as of the close of business on [                    ], 2007, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization of an Acquired Fund, each shareholder of such Acquired Fund will receive Class A shares of the corresponding Acquiring Fund and become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. See “Information about the Proposed Reorganizations” below. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of each Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of such Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Boards, therefore, are hereby submitting the Reorganization Agreements to the shareholders of the Acquired Funds and recommend that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of each Acquiring Fund has also approved the Reorganization on behalf of the corresponding Acquiring Fund.

Approval of the Reorganization of an Acquired Fund will require, if a quorum is present at the Meeting with respect to such Acquired Fund, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. Neither of the proposed Reorganizations is contingent upon the approval of the other Reorganization. See “Voting Information” below.

As a condition to the closing of each Reorganization, the Acquired Fund and the corresponding Acquiring Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganizations—Federal Income Tax Consequences,” it is expected that neither of the Acquired Funds nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

Some of the portfolio assets of Legg Mason Core Bond Fund may be sold in connection with the Reorganization of such Acquired Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the Acquired Fund’s taxable year that ends on the Closing Date, and such distributions will be taxable to shareholders. In addition, Legg Mason Core Bond Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning the Fund’s portfolio in connection with the Reorganizations will be borne by the Fund.

Certain Defined Terms Used in this Proxy Statement/Prospectus

Each Acquired Fund is a series of a Maryland corporation. Each Acquiring Fund is a series of a Maryland business trust. For ease of reference and clarity of presentation, shares of common stock of each Acquired Fund and beneficial interests of each Acquiring Fund are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Board of Trustees overseeing the Acquiring Funds and the Boards of Directors overseeing the Acquired Funds are each referred to herein as a “Board” and collectively as the “Boards”; the Declaration of Trust governing the Acquiring Funds and the Articles of Incorporation governing the Acquired Funds, each as amended and supplemented, are referred to herein as a “declaration of trust”; the term “termination” refers to the termination and redemption for purposes of a portfolio of a Maryland corporation.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of each Acquired Fund and the corresponding Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions include any material differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in the prospectus and Fund SAI of each Fund (other than Legg Mason Partners Global Income Fund). Since Legg Mason Partners Global Income Fund is newly-organized, the prospectus and Fund SAI for the Fund are not yet effective. More information about Legg Mason Partners Global Income Fund can be found in the Reorganization SAI.

Legg Mason Core Bond Fund (Acquired Fund) and Legg Mason Partners Core Bond Fund (Acquiring Fund)

The Funds have similar investment objectives. The Acquiring Fund seeks to maximize total return consisting of capital appreciation and income. The Acquired Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average modified duration described below.

Under normal conditions, each Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities. Both Funds anticipate that all securities purchased will be investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one nationally recognized statistical rating organization (an “NRSRO”) or, if not rated by any NRSRO, determined by the portfolio managers to be of comparable quality. In addition, both Funds may use derivatives to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities and as a cash flow management technique.

The average modified duration of each Fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates.

The primary differences between the Funds are as follows:

•

The Acquired Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Acquiring Fund can invest in U.S. dollar-denominated securities of foreign issuers without limitation.

•

The Acquiring Fund may invest in warrants. The Acquired Fund may hold common stocks or warrants received as a result of an exchange or tender of fixed-income securities. The Acquired Fund’s investments in warrants may not exceed 5% of its net assets or more than 2% of such net assets in warrants not listed on the New York Stock Exchange or American Stock Exchange.

•

The Acquiring Fund may invest up to 10% of its assets in options for hedging purposes. The Acquired Fund is not limited to investing in options for hedging purposes and has no specified limit on the amount it can invest in options.

Legg Mason Global Income Trust (Acquired Fund) and Legg Mason Partners Global Income Fund (Acquiring Fund)

The Acquiring Fund is newly-organized and will commence operations upon the consummation of the Reorganization. The Acquiring Fund will have the same investment objective and principal investment strategies as the Acquired Fund. Both Funds seek current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.

Each Fund invests at least 75% of its total assets in fixed-income securities of foreign and domestic issuers rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated by Moody’s or S&P, judged by the Fund’s sub-adviser to be of comparable quality to a rated security. Up to 25% of the total assets of each Fund may be invested in below investment grade securities of foreign and U.S. issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock. Each Fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions.

The debt securities in which the Funds may invest may be of any maturity, and there are no limits on the average maturity of either Fund’s portfolio.

Under normal circumstances, each Fund will invest no more than 40% of its total assets in securities of issuers located in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in securities of issuers located in any one country or currency.

Effect on Expenses

This section summarizes the effect on the fees and expenses of the Acquired Funds in the Reorganizations.

Primary Class shareholders of each Acquired Fund will receive Class A shares of the corresponding Acquiring Fund.

Legg Mason Core Bond Fund (Acquired Fund) and Legg Mason Partners Core Bond Fund (Acquiring Fund)

As a result of the Reorganization, total annual operating expenses paid by Acquired Fund shareholders are expected to decline from 1.29% (before giving effect to the contractual fee waivers in effect for the Acquired Fund) and 1.00% (after giving effect to the contractual fee waiver in effect for the Acquired Fund) to 0.94%. If the Reorganization is not approved by Acquired Fund shareholders, the contractual fee waiver in effect for the Acquired Fund will remain in effect until April 30, 2008, and may or may not be renewed after that date. There are no contractual fees waivers in effect for the Acquiring Fund. Contractual fee waivers are subject to exceptions for interest, taxes, brokerage and extraordinary expenses.

Legg Mason Global Income Trust (Acquired Fund) and Legg Mason Partners Global Income Fund (Acquiring Fund)

As a result of the Reorganization, the total operating expenses paid by Acquired Fund shareholders are expected to decline from 2.32% (before giving effect to the voluntary fee waivers in effect for the Acquired Fund) and 1.40% (after giving effect to the voluntary fee waivers in effect for the Acquired Fund) to 1.65% (before giving effect to the contractual fee waiver in effect for the Acquiring Fund) and 1.15% (after giving effect to the contractual fee waiver in effect for the Acquiring Fund). The voluntary fee waivers for the Acquired Fund may be terminated at any time. The contractual fee waiver for the Acquiring Fund will remain in effect until April 30, 2009, and may or may not be renewed after that date. Contractual fee waivers are subject to exceptions for interest, taxes, brokerage and extraordinary expenses.

Comparison of Fees and Expenses

The tables below (1) compare the estimated fees of each class of shares of each Fund, as of January 31, 2007, and (2) show the estimated fees and expenses of the Class A shares of each combined Fund, on a pro forma basis, as if the Reorganization had occurred on January 31, 2007. The estimates for each Fund other than Legg Mason Partners Global Income Fund are based on contracts and agreements in effect as of January 31, 2007 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of January 31, 2007. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between January 31, 2007 and the Closing Date of the applicable Reorganization. As a general matter, changes (positive or negative) in any Fund’s expense ratio resulting from fluctuations in an Acquired or Acquiring Fund’s net assets will be borne by the shareholders of the Funds and the combined Funds. The fees for Legg Mason Partners Global Income Fund are based on estimates for the current fiscal year. The actual fees and other expenses of the Funds and the combined Funds as of the Closing Date of the Reorganization may differ from those reflected in the tables below.

FEE TABLES AND EXPENSE EXAMPLES

Legg Mason Core Bond Fund (Acquired Fund) and Legg Mason Partners Core Bond Fund (Acquiring Fund)

The estimated expenses of Legg Mason Core Bond Fund and Legg Mason Partners Core Bond Fund as of January 31, 2007 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pro Forma Combined Legg Mason Partners Core Bond Fund
	Legg Mason Core Bond Fund		Legg Mason Partners Core Bond Fund
	Primary Class*		Class A		Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		4.25%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None	(a)	None	(a)
Redemption Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.55	%(c)	0.55	%(c)
Distribution and/or Service (12b-1) Fees	0.50	%(d)	0.25%		0.25%
Other Expenses	0.34%		0.14%		0.14%

Total Annual Fund Operating Expenses	1.29%		0.94%		0.94%
Fee Waiver and/or Expense Reimbursement(b)	(0.29%)		N/A		N/A

Net Total Annual Fund Operating Expenses	1.00%		N/A		N/A

*	Primary Class shares of Legg Mason Core Bond Fund will be exchanged for Class A shares of Legg Mason Partners Core Bond Fund.
(a)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value without an initial sales charge, but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(b)

The manager has contractually agreed to waive fees or reimburse expenses so that Primary Class operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed an annual rate of 1.00% of average daily net assets attributable to Primary Class shares. These waivers will remain in effect until

April 30, 2008. Pursuant to an agreement approved by the Board, the Fund has agreed to repay the manager for waived fees and reimbursed expenses provided that payment does not cause the Primary Class operating expenses to exceed 1.00% of its average net assets and the payment is made within three years after the year in which the manager earned the fees or incurred the expense.

(c)

Effective November 30, 2006, the Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.

(d)

The 12b-1 fee shown in the table reflects the amount to which the Board has currently limited payments under the Fund’s Distribution Plan. Pursuant to the Distribution Plan, the Board may authorize payment of up to 0.75% of the Fund’s average daily net assets without shareholder approval.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Core Bond Fund—Primary Class*	$131	$408	$707	$1,556
Legg Mason Partners Core Bond Fund—Class A	$517	$712	$923	$1,530
Pro Forma Combined Legg Mason Partners Core Bond Fund—Class A†	$517	$712	$923	$1,530

*	Primary Class shares of Legg Mason Core Bond Fund will be exchanged for Class A shares of Legg Mason Partners Core Bond Fund.
†	These numbers reflect payment of a 4.25% sales load. Class A shares received by Acquired Fund shareholders in the Reorganization will not be subject to a sales load or deferred sales charge. Without a sales load, the costs would be 1 Year-$96, 3 Years-$300, 5 Years-$520, and 10 Years-$1,155.

Legg Mason Global Income Trust (Acquired Fund) and Legg Mason Partners Global Income Fund (Acquiring Fund)

Legg Mason Partners Global Income Fund is a newly-organized fund created to carry on the business of Legg Mason Global Income Trust and will commence operations upon the consummation of the proposed Reorganization. For financial statement purposes, the Acquired Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquired Fund’s operating history will be used for financial reporting purposes. The estimated expenses of Legg Mason Global Income Trust as of January 31, 2007 and Legg Mason Partners Global Income Fund for the current fiscal year and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization			Pro Forma Combined Legg Mason Partners Global Income Fund
	Legg Mason Global Income Trust		Legg Mason Partners Global Income Fund
	Primary Class*		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		4.25%	4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None (a)	None (a)
Redemption Fee	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(b)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.75	%(d)	0.25%	0.25%
Other Expenses	0.82%		0.65%	0.65%

Total Annual Fund Operating Expenses	2.32	%(b)	1.65%	1.65%
Fee Waiver and/or Expense Reimbursement(c)	N/A		(0.50%)	(0.50%)

Net Total Annual Fund Operating Expenses	N/A		1.15%	1.15%

*	Primary Class shares of Legg Mason Global Income Trust will be exchanged for Class A shares of Legg Mason Partners Global Income Fund.
(a)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value without an initial sales charge, but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(b)

The manager currently intends to voluntarily waive fees or reimburse expenses so that Primary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 1.40% of the average daily net assets attributable to Primary Class shares. This voluntary waiver is currently expected to continue until April 30, 2008, but may be terminated at any time.

(c)

The manager has contractually agreed to waive fees or reimburse expenses so that Class A operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed an annual rate of 1.15% of average daily net assets attributable to Class A shares. These waivers will remain in effect until April 30, 2009.

(d)

The 12b-1 fee shown in the table reflects the amount to which the Board of Directors has currently limited payments under the Fund’s Distribution Plan. Pursuant to the Distribution Plan, the Board of Directors may authorize payment of up to 0.75% of the Fund’s average daily net assets without shareholder approval.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Global Income Trust—Primary Class*	$235	$724	$1,240	$2,656
Legg Mason Partners Global Income Fund—Class A	$586	$924	$1,284	$2,296
Pro Forma Combined Legg Mason Partners Global Income Fund—Class A†	$586	$924	$1,284	$2,296

*	Primary Class shares of Legg Mason Global Income Trust will be exchanged for Class A shares of Legg Mason Partners Global Income Fund.
†	These numbers reflect payment of a 4.25% sales load. Class A shares received by Acquired Fund shareholders in the Reorganization will not be subject to a sales load or deferred sales charge. Without a sales load, the costs would be 1 Year-$168, 3 Years-$520, 5 Years-$896, and 10 Years-$1,953.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of the Reorganizations.

Purchases of Class A shares by the shareholders of an Acquired Fund after the Reorganization of such Acquired Fund, other than through dividend reinvestment, will be subject to the sales load and contingent deferred sales charge applicable to the corresponding Acquiring Fund. Shareholders may also purchase Class C shares of an Acquiring Fund. Class C shares of an Acquiring Fund can be purchased without paying an initial sales load but if you redeem Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. The total operating expense ratio of the Class C shares of each Acquiring Fund is currently higher than the total operating expense ratio of the corresponding Acquired Fund. In addition, the exchange privileges that the shareholders of the Acquired Funds currently have with the other Legg Mason Funds will be eliminated and replaced with new exchange privileges with the Legg Mason Partners Funds.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of each Acquiring Fund and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF

INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with its corresponding Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, risks and performance” (for Legg Mason Partners Core Bond Fund) or “Investment objectives and policies” (for the Acquired Funds) and “More on the fund’s investments” (for Legg Mason Partners Core Bond Fund) or “principal risks” (for the Acquired Funds). The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Legg Mason Core Bond Fund	May 1, 2007
Legg Mason Global Income Trust	May 1, 2007

Acquiring Fund	Prospectus Dated
Legg Mason Partners Core Bond Fund	April 16, 2007

Legg Mason Partners Global Income Fund is a newly-organized fund that will not commence operations until the consummation of the proposed Reorganization with Legg Mason Global Income Trust. Since Legg Mason Partners Global Income Fund is newly-organized, its prospectus is not yet effective.

Additional information about each Fund’s investment objective and principal investment strategies and principal risks may also be found in Appendix C to this Proxy Statement/Prospectus. The investment objective and principal investment strategies and principal risks of each Acquiring Fund will apply to the combined Fund following the Reorganization with the corresponding Acquired Fund.

Legg Mason Core Bond Fund (Acquired Fund) and Legg Mason Partners Core Bond Fund (Acquiring Fund)

Investment Objectives

The Acquiring Fund seeks to maximize total return consisting of capital appreciation and income. The Acquired Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration described below under “Primary Investment Policies and Strategies”.

Primary Investment Policies and Strategies

Each Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities. Debt and fixed-income securities may include: securities of or guaranteed by the U.S. government, agencies and instrumentalities; U.S. dollar-denominated debt securities issued or guaranteed by other national governments, their agencies, instrumentalities, sub-divisions, as well as securities of supranational organizations; U.S. dollar-denominated corporate debt obligations of U.S. and non-U.S. issuers; mortgage-related securities issued by various governmental and non-governmental entities; asset-backed securities; municipal securities; convertible securities; structured notes; preferred stock; and variable and floating rate debt securities. Both Funds may also invest in zero coupon securities and pay-in-kind securities.

The Acquired Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Acquiring Fund can invest in U.S. dollar-denominated securities of foreign issuers without limitation.

Each Fund may invest in inflation indexed securities and, to the extent permitted under the 1940 Act, securities of other investment companies. The Acquiring Fund may also invest in securitized participations in loans. The Acquired Fund may invest in loan participations and assignments.

The Acquiring Fund may invest in warrants. The Acquired Fund may hold common stocks or warrants received as a result of an exchange or tender of fixed-income securities. The Acquired Fund’s investments in warrants may not exceed 5% of its net assets or more than 2% of such net assets in warrants not listed on the New York Stock Exchange or American Stock Exchange.

Both Funds may use derivative contracts, such as options on securities, interest rate futures, and options on interest rate futures, for both hedging and non-hedging purposes. The Acquiring Fund may invest up to 10% of its assets in options for hedging purposes. The Acquired Fund is not limited to investing in options for hedging purposes and has no specified limit on the amount it can invest in options. Both Funds may enter into reverse repurchase agreements.

Both Funds may, for temporary defensive purposes, invest without limit in money market instruments, short-term debt securities and cash. Under normal market conditions, the Acquiring Fund may invest up to 20% of its assets in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. The Acquired Fund has no such limit in normal market conditions.

Both Funds anticipate that all securities purchased will be investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one NRSRO or, if not rated by any NRSRO, determined by the portfolio managers to be of comparable quality.

The average modified duration of each Fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates.

Risk Factors

Because the Funds have similar investment objectives, principal investment policies and the same portfolio managers, many of the principal risks of investing in the Funds are substantially similar. However, each Fund describes its principal risks differently. You could lose money on your investment in either Fund or either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in the Funds:

•	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the Fund’s portfolio.

•

Interest rates increase, resulting in slower than expected principal repayments extending the average life of fixed-income securities held by the Fund and locking in below market rates and reducing the value of these securities. This is known as extension risk.

•

Interest rates decline, causing the issuers of securities held by the Fund to repay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk.

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded. This is known as credit risk.

•

The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or a particular category of fixed-income securities proves to be incorrect.

•

Investments in securities of foreign issuers, including those that are U.S. dollar-denominated, may involve additional risks compared to securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests significantly in one country. The risks may include the following:

➢	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

➢

many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the Fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable, or the Fund may have difficulty determining the fair value of its securities;

➢	the U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;

➢	the economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and

➢	economic, political and social developments may adversely affect non-U.S. markets.

•

Sovereign government and supranational debt involve many of the risks described above of foreign investments as well as the risk of debt moratorium, repudiation or renegotiation, and the Fund may be unable to enforce its rights against the issuers. Some securities issued by a foreign government may not be backed by the full faith and credit of that government.

•

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the Fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. The counterparties to certain derivatives contracts present the same types of default risks as issuers of fixed-income securities. Derivatives can make the Fund less liquid and harder to value, especially in declining markets.

•

The Fund may engage in active and frequent trading. This may lead to the realization and distribution to shareholders of higher capital gains, which could detract from the Fund’s performance. In addition, portfolio turnover generally involves some expense to the Fund.

The Acquiring Fund describes the following as additional principal risks:

•

Convertible securities are subject to both the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying the convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

•

In a loan participation, the Fund assumes the credit risk of both the borrower and the lender, and the Fund could lose money in the event of a default. In addition, loan participations may be difficult to value and dispose of.

•

Warrants are securities that permit, but do not obligate, their holder to subscribe for additional securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

•

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than its more senior debt obligations.

•

The Fund may invest in structured notes, sometimes called “hybrid debt,” that are intermediate-term debt securities whose interest payments are determined by some type of formula tied to the movement of an interest rate, stock, stock index, commodity or currency. Structured notes may not track an underlying index or other benchmark directly, but may reset based on formulas that can produce an effect similar to leveraging. Certain structured notes may provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change. Although structured notes are derivatives, they often do not include an option, forward or futures contract.

•	Reverse repurchase agreements may make the value of an investment in the Fund more volatile and increase the risks of investing in the fund.

The Acquired Fund describes the following as additional principal risks:

•

When market interest rates decline, more mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Fund’s return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the Fund.

•

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

•

At times, some of the mortgage-backed and asset-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to unamortized premium.

•

When the Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. The Fund may take on borrowing risk or leveraging risks by using reverse repurchase agreements, dollar rolls or borrowings, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause the Fund to liquidate its positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on its sub-adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by its shareholders.

•

The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against such risks as credit risk and market risk will depend on a number of facts, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

•

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. The Fund may invest up to 15% of its assets in illiquid securities.

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Acquired Fund and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is an explanation of the differences between the Acquired Fund’s fundamental investment restrictions and the Acquiring Fund’s fundamental investment restrictions.

Subject	Legg Mason Core Bond Fund’s (Acquired Fund) Restrictions	Legg Mason Partners Core Bond Fund’s (Acquiring Fund) Restrictions and Brief Discussion

Borrowing:	The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be

Subject	Legg Mason Core Bond Fund’s (Acquired Fund) Restrictions	Legg Mason Partners Core Bond Fund’s (Acquiring Fund) Restrictions and Brief Discussion

borrowing and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. Currently, the Fund is not permitted to engage in the business of underwriting the securities of others.

Lending:	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	The Fund may not issue senior securities, except as permitted under 1940 Act Laws, Interpretations and Exemptions.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Legg Mason Core Bond Fund’s (Acquired Fund) Restrictions	Legg Mason Partners Core Bond Fund’s (Acquiring Fund) Restrictions and Brief Discussion

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of its total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term is defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s

Subject	Legg Mason Core Bond Fund’s (Acquired Fund) Restrictions	Legg Mason Partners Core Bond Fund’s (Acquiring Fund) Restrictions and Brief Discussion

industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

There are no material differences between each Fund’s fundamental investment restrictions.

The Acquiring Fund’s fundamental investment restrictions are written and will be interpreted broadly. For example, the investment restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When an investment restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the investment restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Legg Mason Global Income Trust (Acquired Fund) and Legg Mason Partners Global Income Fund (Acquiring Fund)

The Acquiring Fund is a newly-organized fund that will not commence operations until consummation of the proposed Reorganization with the Acquired Fund. The Acquiring Fund has the same investment objective, investment policies and strategies as the Acquired Fund.

Investment Objectives

Each of the Acquired Fund and the Acquiring Fund seeks current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.

Primary Investment Policies and Strategies

Each of the Acquired Fund and the Acquiring Fund invests at least 75% of its total assets in fixed-income securities of foreign and domestic issuers rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated by Moody’s or S&P, judged by the Fund’s sub-adviser to be of comparable quality to a rated security. Up to 25% of each Fund’s total assets may be invested in below investment grade securities of foreign and U.S. issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

The types of fixed-income securities in which each Fund may invest include:

•	U.S. and foreign investment-grade corporate debt securities

•	U.S. and foreign high-yield corporate debt securities (including those commonly known as “junk bonds”)

•	sovereign debt obligations of developed nations

•	sovereign debt obligations of emerging market countries

•	mortgage-related and asset-backed securities

Each Fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which each Fund may invest may be of any maturity, and there are no limits on the average maturity of either Fund’s portfolio. Each Fund may invest in corporate fixed-income securities rated as low as C by Moody’s or D by S&P or in non-rated securities deemed by the sub-adviser to be of comparable quality to a rated security.

Under normal circumstances, each Fund will invest no more than 40% of its total assets in securities of issuers located in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in securities of issuers located in any one country or currency.

Each Fund may also engage in reverse repurchase agreements, dollar rolls and when-issued, delayed delivery or forward commitment transactions with respect to the securities in which it primarily invests.

The sub-adviser to each Fund has a number of proprietary tools that attempt to define the inter-relationship among the bond markets, sectors and maturities. Target allocation ranges among countries and sector types and prices are established as part of the sub-adviser’s strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company specific events. This on-going screening drives the sub-adviser’s discipline for buying, selling or holding any securities or currency position. The sub-adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The sub-adviser’s management style favors “rotation” among the government, agency, corporate, and mortgage-backed sectors of the fixed-income securities markets, which may result in high portfolio turnover.

The sub-adviser to each Fund sells securities when they have realized what the sub-adviser believes is their potential value or when the sub-adviser believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, each Fund may invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements of U.S. and foreign issuers. If a Fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

Risk Factors

Because the Funds have the same investment objectives, principal investment policies and the same portfolio managers, the principal risks of investing in the Funds are the same. You could lose money on your investment in either Fund or either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in the Funds:

•

Investments in securities of foreign issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in securities of U.S. issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated that U.S. stock markets.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Some foreign governments have defaulted on principal and interest payments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a Fund to pursue its rights against a foreign government in that country’s courts.

•

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Because each of the Funds may invest a significant amount of it total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

•

Because each of the Funds invests significantly in securities denominated in foreign currencies, the Funds may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

Each Fund may, from time to time, hedge a portion of its currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a Fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are no suitable hedging instruments available.

•

Each Fund is non-diversified. This means that the percentage of its assets invested in the securities of any single issuer is not limited by the 1940 Act. When a fund’s assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in the securities of a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

•	Each Fund invests substantially all of its assets in fixed-income securities. The following summarizes the risks of investing in debt securities:

➢

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by a Fund’s fixed-income investments may decline due to a decrease in market interest rates and the market prices of a Fund’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when interest rates rise. In most cases, the reset provisions of securities that pay interest at variable or floating rates generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in a Fund’s holdings than they would be if a Fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

➢

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which a Fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest ratings categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

➢

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means a Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the Fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

➢

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the Funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

•

Derivatives involve special risks and costs and may result in losses to the Funds. The successful use of derivatives requires sophisticated management and, to the extent that derivatives are used, a Fund will depend on the sub-adviser’s ability to analyze and manage the derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Fund. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risks that the other party will not meet its obligations to the Fund.

•

When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The use of leverage may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

The proprietary models used by the sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The market or prices of individual securities may be affected by factors not foreseen in developing the models.

•	Each Fund may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Acquired Fund and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is an explanation of the differences between the Acquired Fund’s fundamental investment restrictions and the Acquiring Fund’s fundamental investment restrictions.

Subject	Legg Mason Global Income Trust’s (Acquired Fund) Restrictions	Legg Mason Partners Global Income Fund’s (Acquiring Fund) Restrictions and Brief Discussion

Borrowing:	The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Legg Mason Global Income Trust’s (Acquired Fund) Restrictions	Legg Mason Partners Global Income Fund’s (Acquiring Fund) Restrictions and Brief Discussion

	do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).	The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. Currently, the Fund is not permitted to engage in the business of underwriting the securities of others.

Lending:	The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of its total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Legg Mason Global Income Trust’s (Acquired Fund) Restrictions	Legg Mason Partners Global Income Fund’s (Acquiring Fund) Restrictions and Brief Discussion

Real Estate:	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

There are no material differences between each Fund’s fundamental investment restrictions.

The Acquiring Fund’s fundamental investment restrictions are written and will be interpreted broadly. For example, the investment restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When an investment restrictions provides that an investment practice may be conducted as permitted by the 1940 Act, the investment restrictions will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A-1 and Appendix A-2 to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of Class A shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the subsequent redemption of the Acquired Fund shares and termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, each Reorganization is scheduled to occur as of the close of business on [                    ], 2007, or on such later date as the parties may agree (“Closing Date”).

If the Reorganization of an Acquired Fund is approved, shareholders of Primary Class shares of such Acquired Fund will receive Class A shares of the corresponding Acquiring Fund. The net asset value of each Acquired Fund shall be computed using the valuation procedures established by such Acquired Fund’s Board. Each Acquired Fund’s Board will adopt the valuation procedures of the corresponding Acquiring Fund’s Board before the Reorganization. The net asset value per share of Class A shares of each Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of Class A shares of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined by dividing the net asset value of the Acquired Fund by the net asset value per share of the Class A shares of the Acquiring Fund.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution of each Acquiring Fund’s shares will be accomplished by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

All issued and outstanding shares of each Acquired Fund will simultaneously be canceled on the books of such Acquired Fund, and any share certificates representing shares of the Acquired Fund will be null and void. The Acquiring Funds will not issue certificates representing the Class A shares issued in connection with the Reorganizations.

After such distribution, each Acquired Fund will take all necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination.

The Board of each Acquired Fund and the Board of each Acquiring Fund has determined with respect to its Fund that the interests of its Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of its Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay the entire costs related to the Reorganizations. Any transaction costs associated with repositioning a Fund’s portfolio in connection with the Reorganization will be borne by such Fund, as is consistent with industry practice.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of either Fund’s Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Funds receive the opinion of Bingham McCutchen LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act. See “Voting Information” below.

Description of the Acquiring Funds’ Shares

Acquired Fund shareholders as of the Closing Date will receive full and fractional Class A shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the applicable Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. The Acquiring Funds will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The Reorganizations are part of a series of initiatives that the Boards of the respective Acquired Funds approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”). The Reorganizations are part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining Legg Mason’s mutual fund offerings.

The proposed Reorganizations were presented to the Boards for consideration at Board meetings held in May 2007, and were unanimously approved at those meetings. Following extensive discussions, based on its evaluation of all material factors, including those described below, each Acquired Fund’s Board, including all of the Independent Board Members, following discussion of the advantages and any disadvantages to the Acquired Fund, determined that: (1) the proposed Reorganization would be in the best interests of that Acquired Fund; and (2) the Reorganization would not result in the dilution of the interests of that Acquired Fund or its shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

Each Acquired Fund’s Board considered a number of factors in recommending the Reorganization of such Acquired Fund, including the following:

•	the benefits to the Funds and Legg Mason that are expected to be derived from the integration of the Funds, as described below;

•

for the Legg Mason Core Bond Fund Reorganization, the objective of management to eliminate comparable or duplicative product offerings among the Legg Mason and Legg Mason Partners funds as part of the overall integration initiatives to reduce the potential for investor confusion;

•	for the Legg Mason Core Bond Fund Reorganization, the compatibility of the investment objectives, strategies, policies and risks of the Acquired Fund with those of the corresponding Acquiring Fund;

•	for the Legg Mason Global Income Trust Reorganization, that the investment objective, investment policies and strategies of the Acquired Fund and the Acquiring Fund are the same;

•	that the portfolio managers of the Acquired Fund and the corresponding Acquiring Fund are the same;

•	the relative size of the Acquired Fund and the corresponding Acquiring Fund;

•

the expense ratios of the Acquired Fund and the corresponding Acquiring Fund and information as to specific fees and expenses of the Class A shares of the Acquiring Fund and the Primary Class shares of the Acquired Fund;

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Fund;

•

the Federal tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization has been structured to qualify as a “reorganization” for Federal income tax purposes;

•	the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganization as well as from various relationships with the Acquired Fund or the corresponding Acquiring Fund;

•	that Legg Mason will pay all of the costs of the Reorganization;

•	the differences in sales loads and charges of the Acquiring Fund shares as compared to the Acquired Fund shares; and

•	for Legg Mason Global Income Trust, that the Fund would be the accounting survivor in its Reorganization and its performance track record will continue as the track record of the Acquiring Fund.

The Board considered the benefits to Legg Mason. If the Reorganization of an Acquired Fund is approved by the shareholders of such Acquired Fund and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. In addition, Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. In addition, to the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

More specifically, with respect to each Reorganization proposed in this Proxy Statement/Prospectus, the Board of the Acquired Fund made the following determinations, among others:

The Board noted that the Reorganization is being proposed as part of a larger set of initiatives to streamline the investment products lineup, eliminate product duplication, improve marketing focus and reduce investor confusion. The Reorganization is expected to further streamline the investment products available to the distribution force and will thereby encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage. This, in turn, may provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time and/or reduce the difficulties in managing a shrinking fund. The elimination of duplicative funds should reduce the potential for investor confusion about similar funds.

With respect to Legg Mason Core Bond Fund, combining the Funds will allow for sales and marketing focus on one larger fund, improving the long-term viability of the combined fund and the potential for attracting increased assets. With respect to both Reorganizations, combining the Funds will allow Legg Mason to take advantage of the Legg Mason Partners Funds’ third-party distribution capabilities.

With respect to Legg Mason Core Bond Fund, the Board recognized that on November 20, 2006 the investment strategy of the Acquiring Fund was changed to implement the intermediate duration core bond strategy (which is the same as the Acquired Fund’s investment strategy) and that performance information for the Acquiring Fund prior to November 20, 2006 reflected the Fund’s prior strategy. The Board also recognized that the Acquired Fund has a contractual management fee of 0.45%, which is below industry average and lower than that of the Acquiring Fund. The Board took into account that the Acquiring Fund’s effective management fee of 0.55% is competitive with fund peers of comparable size. Further, the Board recognized that if the Reorganization takes place, total operating expenses will decrease by 0.35% (before giving effect to the contractual fee waiver that would remain in effect for the Acquired Fund until April 30, 2008 if the Reorganization was not approved) and by 0.06% (after giving effect to the contractual fee waiver that would remain in effect for the Acquired Fund until April 30, 2008 if the Reorganization was not approved).

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by the Acquired Fund and the corresponding Acquiring Fund of an opinion from Bingham McCutchen LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes:

(i) The transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund and the termination of the Acquired Fund, all pursuant to the Plan, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, or upon the distribution to the Acquired Fund’s shareholders of shares of the Acquiring Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, or (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Acquired Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each shareholder pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that the shareholder held the shares of the Acquired Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; and

(viii) The holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

While neither the Acquired Funds nor the Acquiring Funds are aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisor with respect to such matters.

Immediately prior to its Reorganization, Legg Mason Core Bond Fund will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards:

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. Legg Mason Core Bond Fund is presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below. The Core Bond Fund Reorganization will cause the tax year of Legg Mason Core Bond Fund to close, which will accelerate the schedule for expiration of its net capital loss carryforwards, and could also result in a net capital loss for the tax year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on Legg Mason Partners Core Bond Fund’s ability to use carryforwards of Legg Mason Core Bond Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of Legg Mason Core Bond Fund own less than 50% of Legg Mason Partners Core Bond Fund immediately after the Reorganization, and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited, under Section 384 of the Code, from using the Acquired Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the product of the long-term tax-exempt rate and the net asset value of Legg Mason Core Bond Fund is substantially in excess of the current capital loss carryforwards of Legg Mason Core Bond Fund. As a result, the Section 382 limitation is not expected to be a significant factor in the usability of Legg Mason Core Bond Fund’s capital loss carryforwards. However, no assurance can be given as to the net asset value of Legg Mason Core Bond Fund or the long-term tax exempt rate that will be in effect at the time of the Reorganization. Even if Legg Mason

Partners Core Bond Fund is able to fully utilize the net capital loss carryforwards and unrealized losses of Legg Mason Core Bond Fund, the tax benefit resulting from those losses will be shared by both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

Legg Mason Core Bond Fund (Acquired Fund) and Legg Mason Partners Core Bond Fund (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Acquired Fund (As of December 31, 2006)			Acquiring Fund (As of July 31, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/2005	$(582,319)	12/31/2013	7/31/2001	$(1,087,199)	7/31/2009
12/31/2006	(248,085)	12/31/2014	7/31/2003	(56,080)	7/31/2011
			7/31/2004	(1,971,026)	7/31/2012
			7/31/2005	(6,856,120)	7/31/2013

Total	$(830,404)		Total	$(9,970,425)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would realign themselves with the fiscal year end of Acquiring Fund; for example, the losses due to expire on December 31, 2013 would expire on July 31, 2013; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund; (3) the amount of Acquired Fund’s capital loss carryforwards that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of Acquired Fund at the time of Reorganization (approximately $2,700,000 per year based on data as of March 2007 which based on current values exceeds the currently available loss).

Acquiring Fund

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of the Acquiring Fund.

Legg Mason Global Income Trust (Acquired Fund) and Legg Mason Partners Global Income Fund (Acquiring Fund)

Acquired Fund (As of December 31, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/1999	$(868,903)	12/31/2007
12/31/2000	(1,987,014)	12/31/2008
12/31/2001	$(106,895)	12/31/2000
12/31/2002	(204,613)	12/31/2010

Total	$(3,167,425)

The Acquired Fund will be the accounting survivor of the Reorganization. The Reorganization is not expected to have any effect on Legg Mason Partners Global Income Fund’s ability to use capital loss carryforwards, if any, of Legg Mason Global Income Trust.

Information Applicable to all Funds with Capital Loss Carryforwards

Since the Reorganization are not expected to close until approximately September, 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of a Reorganization)

depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of the Acquired or Acquiring Funds, or both, expiring unused.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganization of an Acquired Fund is effected, such Acquired Fund will be terminated, and such Acquired Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If the Reorganization of Legg Mason Core Bond Fund is effected, management will analyze and evaluate the portfolio securities of such Acquired Fund being transferred to the corresponding Acquiring Fund. Consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), management will influence the extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of Legg Mason Core Bond Fund in connection with the Reorganization of such Fund. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of such Acquired Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the corresponding Acquiring Fund’s ability to use any available loss carryforwards. The transaction costs associated with repositioning Legg Mason Core Bond Fund’s portfolio in connection with the Reorganization will be borne by the Fund as is industry standard.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

Investment Manager and Sub-Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as the investment manager of Legg Mason Partners Core Bond Fund since August 1, 2006 and also serves as the investment manager of Legg Mason Partners Global Income Fund. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, NY 10022, is a newly-organized investment adviser that provides administrative and compliance oversight services to each Acquiring Fund. LMPFA does not provide day-to-day portfolio management services to the Acquiring Funds. Rather, day-to-day portfolio management of each Acquiring Fund is provided by Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, as the sub-adviser to each Acquiring Fund. Western Asset Management Company Limited (“Western Asset Ltd.”), 155 Bishopsgate, London, England, also serves as an investment sub-adviser to Legg Mason Partners Global Income Fund. Western Asset Ltd. provides research, analytical and trading support for the Fund’s investment programs, as well as exercises investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMPFA.

Management and sub-advisory fees will be paid to LMPFA, Western Asset and Western Asset Ltd. at the following rates as a percentage of each Acquiring Fund’s average daily net assets:

Legg Mason Partners Core Bond Fund

Investment Manager	Fee Rate	Sub-Adviser	Rate Received by Sub-Adviser
LMPFA	First $1 billion 0.550% Next $1 billion 0.525% Next $3 billion 0.500% Next $5 billion 0.475% Over $10 billion 0.450%	Western Asset	The sub-advisory fee is 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

Legg Mason Partners Global Income Fund

Investment Manager	Fee Rate	Investment Sub-Adviser	Rate Received by Investment Sub-Adviser	Investment Sub-Adviser	Rate Received by Western Asset Ltd.
LMPFA	0.75%	Western Asset	The sub-advisory fee is 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements	Western Asset Ltd.	Western Asset pays Western Asset Ltd. at an annual rate equal to 0.30% of the Fund’s average daily net assets.

During the fiscal years indicated below, management fees were paid to the prior investment manager of Legg Mason Partners Core Bond Fund at the following effective rates as a percentage of the Acquiring Fund’s average daily net assets:

Fiscal Year End	Investment Manager	Rate of Fee
July 31, 2006	Smith Barney Fund Management LLC (“SBFM”)	0.65%

July 31, 2005	SBFM	0.65%

Additional information about the factors considered by the Board of Legg Mason Partners Core Bond Fund in approving the Investment Management Agreement with LMPFA and the sub-advisory agreement applicable to the Fund is contained in the Annual Report for the Fund for the fiscal year ended July 31, 2006. Additional information about the factors considered by the Board of Legg Mason Partners Global Income Fund in approving the Investment Management Agreement with LMPFA and the sub-advisory agreements applicable to the Fund will be contained in the Annual Report for the Fund for the fiscal year ended December 31, 2007.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM, which were then the investment adviser or manager to Smith Barney Total Return Bond Fund, the predecessor of Legg Mason Partners Core Bond Fund (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Core Bond Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management, Inc., SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Legg Mason Partners Core Bond Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to Legg Mason Partners Core Bond Fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including Legg Mason Partners Core Bond Fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended and the rules promulgated thereunder (“Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Neither of the Acquired Funds is an Affected Fund, and therefore did not implement the transfer agent arrangement described above. The Acquired Funds have not received and will not receive any portion of the distributions.

* * *

Beginning in August 2005, five class action lawsuits alleging violation of federal securities laws and state laws were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager of the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. The motion contemplates a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date hereof, LMPFA believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of Legg Mason Partners Core Bond Fund or the ability of Legg Mason Partners Core Bond Fund’s investment manager and its affiliates to continue to render services to the Fund under its contract.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc. (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc. for alleged violations of Sections 19(a) and 34(b) of the

1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees (the “Independent Trustees”) of the Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). Most of the Independent Trustees of the Trust serve on the Board of the Acquiring Funds. The Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Trust and class claims on behalf of a putative class of shareholders of the Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the Independent Trustees breached their fiduciary duty to the Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the Independent Trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting”, used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreements, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Trust, and the Independent Trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the Independent Trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Trust. The Board of the Trust (the Trustee who is an “interested person” of the Trust within the meaning of the 1940 Act having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

Although there can be no assurance, the funds’ manager believes that this matter is not likely to have a material adverse effect on the funds.

* * *

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers of each Acquiring Fund is listed below. The Fund SAI for Legg Mason Partners Core Bond Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J.

Legg Mason Partners Core Bond Fund

Legg Mason Partners Core Bond Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund. Messrs. Leech and Walsh have been portfolio managers of the Fund since June 12, 2006. Messrs. Eichstaedt, Moody and Lindbloom have been portfolio managers of the Fund since November 20, 2006. These portfolio managers lead a larger team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech, Walsh, Eichstaedt and Moody are portfolio managers of Western Asset and have been employed by Western Asset for more than 5 years. Prior to joining Western Asset in 2006, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group. He had been associated with Citigroup Inc. or its predecessor companies since 1986.

Legg Mason Partners Global Income Fund

Legg Mason Partners Global Income Fund will be managed by the same individuals who are currently managing Legg Mason Global Income Trust. Legg Mason Global Income Trust is managed by a team of portfolio managers, sector specialists and other investment professionals, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Detlev S. Schlichter, Gregory A. Peeke and Andres Sanchez-Balcazar.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 10 years. Mr. Schlichter has been employed by Western Asset Ltd. as a Portfolio Manager since December 2001. Prior to that he was the Director of European Bond Team, Merrill Lynch Investment Managers 1998-2001. Mr. Peeke became a Portfolio Manager in September 2003. Prior to that Mr. Peeke was Manager of Analytics. He as been employed by Western Asset since 1999. Mr. Sanchez-Balcazar was hired by Western Asset as a Portfolio Manager in January 2005. Prior to that Mr. Sanchez-Balcazar was a Fund Manager at Merrill Lynch Investment Managers 2000-2004.

Mr. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. They have served as portfolio managers to Legg Mason Global Income Trust since 1995. Messrs. Schlichter, Peeke and Sanchez-Balcazar are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Schlichter has served as portfolio manager to Legg Mason Global Income Trust since 2003; Mr. Peeke has served as portfolio manager to Legg Mason Global Income Trust since 2004; and Mr. Sanchez-Balcazar has served as portfolio manager to Legg Mason Global Income Trust since 2005.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix F of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

Legg Mason and certain of the Acquiring Funds’ service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increase, and the amount of those assets will increase as a result of the Reorganizations (although this increase in assets of each Acquiring Fund is expected to be offset by the concomitant loss of the corresponding Acquired Fund’s assets).

Information about the Funds (except for Legg Mason Partners Global Income Fund) is included in the Prospectuses and Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix K. Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Acquiring Funds at 1-800-451-2010 or the Acquired Funds at 1-800-822-5544, by writing to the Acquired Funds at 100 Light Street, Baltimore, Maryland 21202 or the Acquiring Funds at 125 Broad Street, New York, New York 10022, or by visiting Legg Mason’s website at www.leggmason.com/Investor Services.

All of the Acquired and the Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of each of the Acquired Funds is December 31, 2006. The most recent fiscal year end of Legg Mason Partners Core Bond Fund is July 31, 2006.

The financial highlights of Legg Mason Partners Core Bond Fund contained in Appendix D have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, except for the financial highlights of Legg Mason Partners Core Bond Fund for the six months ended January 31, 2007, which are unaudited. Discussion regarding the historical performance of Legg Mason Partners Core Bond Fund is contained in Appendix E.

No financial highlights or discussion regarding historical performance are provided for Legg Mason Partners Global Income Fund because the Fund is newly-organized and has not yet offered shares. For financial statement purposes, Legg Mason Global Income Trust will be the accounting survivor of the Reorganization. As the accounting survivor, such Fund’s operating history will be used for financial reporting purposes after the consummation of the Reorganization.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as each Acquiring Fund’s co-distributors. LMIS is a wholly-owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

Each Acquired Fund is a series of a Maryland corporation. Each Acquiring Fund is a series of a Maryland business trust. A comparison of Maryland corporations and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G.

A comparison of the composition of the Funds’ Boards is attached to this Proxy Statement/Prospectus as Appendix I.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Acquired Fund and each Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of Legg Mason Partners Core Bond Fund will be received by shareholders of Legg Mason Core Bond Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of Legg Mason Partners Core Bond Fund that actually will be received.

Pro Forma Combined Capitalization Table

Legg Mason Core Bond Fund and

Legg Mason Partners Core Bond Fund

as of January 31, 2007 (unaudited)

	Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Core Bond Fund
Class A:(a)
Net Assets	—	$102,461,976	$73,973,973	†	$176,435,949
Shares Outstanding	—	8,783,093	6,340,119	†	15,123,212
Net Asset Value Per Share	—	$11.67			$11.67

Class B:
Net Assets	—	$42,884,307			$42,884,307
Shares Outstanding	—	3,681,887			3,681,887
Net Asset Value Per Share	—	$11.65			$11.65

Class C:
Net Assets	—	$54,247,329			$54,247,329
Shares Outstanding	—	4,653,212			4,653,212
Net Asset Value Per Share	—	$11.66			$11.66

Class R:
Net Assets	—	$9,984			$9,984
Shares Outstanding	—	856			856
Net Asset Value Per Share	—	$11.66			$11.66

Primary Class:(a)
Net Assets	$73,942,961		$(73,942,961)		—
Shares Outstanding	7,613,514		(7,613,514)		—
Net Asset Value Per Share	$9.71				—

(a)	Legg Mason Core Bond Fund Primary Class shares will be exchanged for Legg Mason Partners Core Bond Fund Class A shares.
†	Reflects estimated adjustments due to the difference in valuation policies between the Acquired Fund and the Acquiring Fund.

Pro Forma Combined Capitalization Table

Legg Mason Global Income Trust and

Legg Mason Partners Global Income Fund

as of January 31, 2007 (unaudited)

	Legg Mason Global Income Trust	Legg Mason Partners Global Income Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Global Income Fund
Class A:(a)
Net Assets	—	—	$36,938,957	$36,938,957
Shares Outstanding	—	—	4,165,515	4,165,515
Net Asset Value Per Share	—	—		$8.87

Class B:
Net Assets	—	—	—	—
Shares Outstanding	—	—	—	—
Net Asset Value Per Share	—	—	—	—

Class C:
Net Assets	—	—	—	—
Shares Outstanding	—	—	—	—
Net Asset Value Per Share	—	—	—	—

Primary Class:(a)
Net Assets	$36,938,957	—	$(36,938,957)	—
Shares Outstanding	4,165,515	—	(4,165,515)	—
Net Asset Value Per Share	$8.87	—	—	—

(a)	Legg Mason Global Income Trust Primary Class shares will be exchanged for Legg Mason Partners Global Income Fund Class A shares.

DIVIDENDS AND DISTRIBUTIONS

Each Acquired Fund declares dividends from any net investment income daily and pays them monthly and makes capital gain distributions, if any, annually in December, Each Acquiring Fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year typically in December.

Each Acquired Fund and each Acquiring Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of each Acquiring Fund, see “Purchase, Redemption and Exchange Information” at Appendix B to this Proxy Statement/Prospectus.

OTHER BUSINESS

The Board of each Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write their Fund to the attention of Richard M. Wachterman, Secretary, 100 Light Street, Baltimore, Maryland 21202 (with respect to an Acquired

Fund), or Robert I. Frenkel, Secretary, 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902 (with respect to an Acquiring Fund). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of each Acquired Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about July 2, 2007 or as soon as practicable thereafter. Only shareholders of record as of the close of business on July 2, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. Because the proposals in the Proxy Statement/Prospectus are separate for each Acquired Fund, it is essential that shareholders who own shares of more than one Acquired Fund complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix L to this Proxy Statement for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Acquired Fund a subsequently dated proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of an Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or a distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Legg Mason will pay all of the costs of the Reorganizations.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Acquired Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of an Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Acquired Fund, has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $35,900 for such solicitation services ($18,700 in connection with the Legg Mason Core Bond Fund Reorganization, and $17,200 in connection with the Legg Mason Global Income Trust Reorganization), to be borne by Legg Mason. Broadridge may solicit proxies personally and by telephone.

Quorum

The quorum requirement for each Acquired Fund is one-third of shares entitled to vote. An Acquired Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the other Acquired Fund’s quorum requirement is met.

Vote Required

For each Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of each Acquired Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against adjournment and against approval of the relevant Reorganization. Accordingly, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. If in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. With respect to each Acquired Fund, the Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Acquired Fund, 100 Light Street, Baltimore, Maryland 21202, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Acquired Fund or, if no such time period is specified, at a reasonable time before the Acquired Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of an Acquired Fund at the close of business on July 2, 2007 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Primary Class shares of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

[Insert chart]

To the knowledge of the Funds, as of July 2, 2007, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

[To the knowledge of the Funds, as of July 2, 2007, less than 1% of the outstanding shares of each Acquired Fund and each Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and each Acquiring Fund.]

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Bingham McCutchen LLP.

THE BOARD OF EACH ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT FOR THAT ACQUIRED FUND. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Boards of Directors,

/s/ [signature to come]

Richard M. Wachterman Secretary Legg Mason Income Trust, Inc. Legg Mason Global Trust, Inc.

INDEX OF APPENDICES

Appendix A-1:	Form of Agreement and Plan of Reorganization (Core Bond Fund)

Appendix A-2:	Form of Agreement and Plan of Reorganization (Global Income Trust)

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of Legg Mason Partners Core Bond Fund

Appendix E:	Management’s Discussion of Fund Performance

Appendix F:	Historical Performance of each Fund

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I:	Comparison of Board Composition

Appendix J:	Portfolio Manager Compensation

Appendix K:	Dates of Prospectuses, Fund SAIs and Shareholder Reports

Appendix L:	Instructions for Signing the Proxy Card

APPENDIX A-1

Form of Agreement and Plan of Reorganization Legg Mason Core Bond Fund and Legg Mason Partners Core Bond Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [                    ], 2007, by and among Legg Mason Partners Income Trust, a Maryland business trust (the “Acquiring Entity”), with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series Legg Mason Partners Core Bond Fund (the “Acquiring Fund”), Legg Mason Income Trust, Inc., a Maryland corporation (the “Acquired Entity”), with its principal place of business at 100 Light Street, Baltimore, Maryland 21202, on behalf of its series Legg Mason Core Bond Fund (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for a class of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the subsequent distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the subsequent redemption of the Acquired Fund Shares and termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to the class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Agreement, the Primary Class shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include such class of shares of the Acquiring Fund.

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the latter’s shareholders of record with respect to the class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) thereafter, redeem shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund. Such distribution and subsequent redemption shall be accomplished, with respect to the class of Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be redeemed on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

A-1-2

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of the class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of the class to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to the class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [            ], 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [            ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [            ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the

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judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

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(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered

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and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a

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material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by KPMG, LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its

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federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done,

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all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

5.12 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization on their federal income tax returns for their respective taxable years in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice

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President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

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8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 386(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund of the Assets will be the same as the basis of the Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation validly existing under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity; (e) to the

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knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a business trust validly existing under the laws of the State of Maryland; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and

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reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of

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the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Acquiring Entity Charter, the obligations of the Acquiring Entity with respect to the Acquiring Fund entered into in the name or on behalf of the Acquiring Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquiring Entity, personally, but bind only the assets of the Acquiring Entity belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Acquiring Entity must look solely to the assets of the Acquiring Entity belonging to such series or fund for the enforcement of any claims against the Acquiring Entity.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS INCOME TRUST,

on behalf of its series LEGG MASON PARTNERS CORE BOND FUND

By:
Name:
Title:

LEGG MASON INCOME TRUST, INC.,

on behalf of its series LEGG MASON CORE BOND FUND

By:
Name:
Title:

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Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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SCHEDULE 4.1

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SCHEDULE 4.2

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APPENDIX A-2

Form of Agreement and Plan of Reorganization

Legg Mason Global Income Trust and Legg Mason Partners Global Income Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [                    ], 2007, by and among Legg Mason Partners Income Trust, a Maryland business trust (the “Acquiring Entity”), with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series Legg Mason Partners Global Income Fund (the “Acquiring Fund”), Legg Mason Global Trust, Inc., a Maryland corporation (the “Acquired Entity”), with its principal place of business at 100 Light Street, Baltimore, Maryland 21202, on behalf of its series Legg Mason Global Income Trust (the “Acquired Fund”) and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund has been organized in order to continue the business and operations of the Acquired Fund;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for a class of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the subsequent distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the subsequent redemption of the Acquired Fund Shares and termination of the Acquired Fund, as provided herein (the “Reorganization”);

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board of Directors of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number, determined in accordance with paragraph 1.4, of full and fractional Acquiring Fund Shares corresponding to the class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Agreement, the Primary Class shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, and the term Acquiring Fund Shares should be read to include such class of shares of the Acquiring Fund.

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity, on behalf of the Acquiring Fund.

1.3 Immediately upon delivery to the Acquired Fund of the Acquiring Fund Shares, the Acquired Entity, on behalf of the Acquired Fund, as the then sole shareholder of the Acquiring Fund, shall (a) approve the advisory agreement with respect to the Acquiring Fund, (b) approve the distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Acquiring Fund Shares, (c) approve any agreement and plan of reorganization with respect to the Acquired Fund that is assumed by the Acquiring Fund, (d) elect Trustees of the Acquiring Entity, on behalf of the Acquiring Fund and (e) approve any other matter for which shareholder approval is required.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the latter’s shareholders of record with respect to the class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) thereafter, redeem shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund. Such distribution and subsequent redemption shall be accomplished, with respect to the class of Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be redeemed on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the

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Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by the fund accountant for the Acquired Fund.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                    ], 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2 and after the declaration of any dividends. The Closing shall be held at the offices of [            ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable (in the judgment of the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

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(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the

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Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code.

(l) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(m) For each taxable year of its operation, the Acquired Fund shall have met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” shall have elected to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Acquired Entity reasonably expects that the Acquiring Fund, as successor to the Acquired Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

(n) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

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4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland with the power under its Declaration of Trust, as amended and/or supplemented (the “Acquiring Entity Charter”) to own all of its assets and to carry on its business as contemplated by this Agreement. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The Acquiring Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Acquiring Fund will not have any assets or liabilities or have carried on any business activities.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares, including those Acquiring Fund Shares to be delivered by the Acquiring Fund to the Acquired Fund in accordance with paragraph 1.4, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(h) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any

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material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code.

(k) The Acquiring Fund was formed solely for the purpose of consummating the Reorganization and continuing the business and operations of the Acquired Fund. As of the Closing Date, and immediately prior to the Reorganization, the Acquiring Fund shall not ever have held any assets and shall not ever have carried on any business activities whatsoever.

(l) For the taxable year that includes the Closing Date and for subsequent taxable periods, the Acquiring Entity reasonably expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments

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and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.10 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

5.11 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization on their federal income tax returns for their respective taxable years in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

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7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, required to be recognized by the Acquired Fund upon the transfer; (iv) the holding periods of the Assets in the hands of the Acquiring Fund

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will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation validly existing under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a business trust validly existing under the laws of the State of Maryland; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed

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and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

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10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

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15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Acquiring Entity Charter, the obligations of the Acquiring Entity with respect to the Acquiring Fund entered into in the name or on behalf of the Acquiring Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquiring Entity, personally, but bind only the assets of the Acquiring Entity belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Acquiring Entity must look solely to the assets of the Acquiring Entity belonging to such series or fund for the enforcement of any claims against the Acquiring Entity.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS INCOME TRUST,

on behalf of its series LEGG MASON PARTNERS GLOBAL INCOME FUND

By:
Name:
Title:

LEGG MASON GLOBAL TRUST, INC.,

on behalf of its series LEGG MASON GLOBAL INCOME TRUST

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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SCHEDULE 4.1

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SCHEDULE 4.2

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APPENDIX B

Purchases, Redemptions and Exchanges of Fund Shares;

Other Shareholder Information

This section describes the classes of shares that each Acquiring Fund will make available after the Reorganization is effected and how shareholders may buy and sell Fund shares. It also describes how each Fund values its securities and the Fund’s policy on frequent trading of Fund shares.

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B, and C. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below. Class B, Class C and Class R shares are not offered in this Proxy Statement/Prospectus. Class R shares are not offered by Legg Mason Partners Global Income Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest;

•	How long you expect to own the shares;

•	The expenses paid by each class; and

•	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of high expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and services fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares from:

•

Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives that have entered into an agreement to sell Fund shares (each called a “Service Agent”)

•	The Fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class R
General	$500/$50	$500/$50	$500/$50	n/a
Individual Retirement Accounts (“IRAs”), Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a
Simple IRAs	$1/$1	$1/$1	$1/$1	n/a
Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a
Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	n/a
Retirement Plans with omnibus accounts held on the books of the Fund	n/a	n/a	None/None	None/None
Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a
Institutional Investors	$500/$50	$500/$50	$500/$50	n/a

(1)

Please refer to the section entitled “Retirement and Institutional Investors” below for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the Fund’s classes of shares is available through the Legg Mason Partners’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales charge waiver

To access the website, go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Comparing the Fund’s classes

	Class A	Class B	Class C	Class R*
Key features	Initial sales charge You may qualify for reduction or waiver or initial sales charge Lower annual expenses than Class B and Class C	No initial sales charge Contingent deferred sales charge declines over time Converts to Class A after 8 years Higher annual expenses than Class A	No initial sales charge Contingent deferred sales charge for only 1 year Does not convert to Class A Higher annual expenses than Class A	No initial or contingent deferred sales charge Only offered to eligible Retirement Plans with omnibus accounts held on the books of the Fund

Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million	None	None	None

Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 4.50% is charged when you redeem shares. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain other investors	None

	Class A	Class B	Class C	Class R*

Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets for Legg Mason Partners Core Bond Fund 0.70% of average daily net assets for Legg Mason Partners Global Income Fund**	0.50% of average daily net assets

Exchange privilege***	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class R shares of applicable Legg Mason Partners Funds

*	Class R shares are not offered by Legg Mason Partners Global Income Fund.
**	LMIS has contractually agreed to waive fees and/or reimburse expenses until April 30, 2009 such that the annual distribution and service fees payable with respect to Class C shares of Legg Mason Partners Global Income Fund do not exceed 0.70%. Absent this agreement, the annual distribution and service fees for the Fund’s Class C shares would be 1.00% of the Class C average daily net assets.
***	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay on Class A shares, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) also will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	– 0 –	– 0 –	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—allows you to combine the current value of Class A shares of the Fund with all other shares of Legg Mason Partners Funds that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Funds shares that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributors

•	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the Fund’s SAI or access the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4.00%	3.00%	2.00%	1.00%	– 0 –

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee at an annual rate up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund

Approximately 8 years after the date of purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% (1.00% in the case of Legg Mason Partners Global Income Fund if the contractual fee waiver and expense reimbursement arrangement with LMIS is no longer in effect) of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% (1.00% in the case of Legg Mason Partners Global Income Fund if the contractual fee waiver and expense reimbursement arrangement with LMIS is no longer in effect) of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% (1.00% in the case of Legg Mason Partners Global Income Fund if the contractual fee waiver and expense reimbursement arrangement with LMIS is no longer in effect) of the average daily net assets represented by the Class C shares serviced by them.

Class R shares

Class R and I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Legg Mason Partners Global Income Fund does not offer Class R shares.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another Legg Mason Partners Fund;

•	On shares representing reinvested distributions and dividends; or

•	On shares no longer subject to the deferred sales charge.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Services Agent for additional information.

The Fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund’s SAI or access the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Retirement and Institutional Investors

Eligible Investors

Retirement Plans

Retirement plans with omnibus accounts held on the books of the Fund can generally chose among three classes of shares: Class C, Class R, and Class A shares. Legg Mason Partners Global Income Fund does not offer Class R shares.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plans can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that offer their clients Fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class A, B and C shares, which have different investment minimums and fees and expense. “Institutional Investors” generally include corporations, banks and insurance companies, foundations, retirement plans and other similar entities with direct relationships to the Fund.

Class C—Retirement Plans

For purchases made on or after November 20, 2006, Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares without paying a contingent deferred sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 70% (1.00% in the case of Legg Mason Partners Global Income Fund if the contractual fee waiver and expense reimbursement arrangement with LMIS is no longer in effect) of the average daily net assets represented by the Class C shares services by them.

Class R shares—Retirement Plans

Class R shares are offered by Legg Mason Partners Core Bond Fund only to Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class A—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the Fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% on the purchase price of the additional Class A shares that are purchases with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A, Class C and Class R shares, as applicable, the Fund may pay a fee for recordkeeping services performed by the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

•	Class of shares being bought

•	Dollar amount or number of shares being bought

•	Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the Fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the Fund.

•	Write the Fund at the following address:

Legg Mason Partners

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below.

•	Specify the name of the Fund, the share class you wish to purchase and your account number (if existing account).

•	For more information, please call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Through a Systematic Investment Plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred should be at least $25.

•	Amounts transferred monthly, every alternative month, quarterly, semi-annually or annually.

•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the Fund’s SAI.

Exchanging shares

Generally

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors.

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

•

If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange.

•

If you bought shares directly from the Fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes.

•	Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

•

Exchanges of Class A, B, C and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

•	If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective.

•	The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Sales charges

In most instances, your shares will not be subject to an initial sales charge or contingent deferred sales charge at the time of the exchange. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to the contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:30 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail

If you do not have a brokerage account, contact your Service Agent or write to the Fund at the address below.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the Fund for shares of the same class of other Legg Mason Partners Funds.

•	Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

•	A predetermined dollar amount of at least $25 per exchange is required.

For more information, please contact your Service Agent or Legg Mason Shareholder Services.

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the Fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within 3 business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the Fund, send written requests to the Fund at the following address:

Legg Mason Partners

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•	The name of the Fund, the class of shares to be redeemed and your account number

•	The dollar amount or number of shares to be redeemed

•	Signature of each owner exactly as the account is registered

•	Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the Fund. You must complete an authorization form to authorize telephones redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly, every alternative month, quarterly, semiannually or annually. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 2% of your account balance on the date the withdrawals commence per month, up to a maximum of 12% in one year.

The following conditions apply:

•	Your shares must not be represented by certificates

•	All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the Fund’s SAI.

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent.

Frequent purchases and sales of Fund shares

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long-term shareholders, the Fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future.

Share certificates

The Fund does not issue share certificates. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificates to the Fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The Fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Funds calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the Fund’s SAI.

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the manager.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the Fund’s net asset value on the same date is considered a significant event, as described below, in response to which the Fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the Fund of amounts properly designated as “interest-related dividends” and “short-term capital gain dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

APPENDIX C

Comparison of Investment Objectives, Principal Investment Strategies and Management

Legg Mason Core Bond Fund (Acquired Fund) and Legg Mason Partners Core Bond Fund (Acquiring Fund)

	Legg Mason Core Bond Fund (Acquired Fund)	Legg Mason Partners Core Bond Fund (Acquiring Fund)
Investment Objective(s)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration described under “principal investment strategies”.	The Fund seeks to maximize total return consisting of capital appreciation and income.

Principal Investment Policies

Under normal market conditions, at least 80% of the Fund’s net assets plus borrowings for investment purposes are invested in debt and fixed-income securities.

The Fund may invest in:

•      securities of or guaranteed by the U.S. government, its agencies and instrumentalities

•      corporate obligations including preferred stock

•      convertible securities

•      zero coupon securities and pay-in-kind securities

•      inflation-indexed securities

•      mortgage- and other asset-backed securities

•      U.S. dollar-denominated obligations of non-U.S. issuers, including obligations of foreign governments, international agencies and supranational agencies

•      U.S. dollar-denominated fixed-income securities of non-governmental domestic or foreign issuers

•      municipal obligations

•      variable and floating rate debt securities

•      commercial paper and other short-term investments

•      certificates of deposit

•      time deposits and bankers’ acceptances

•      loan participations and assignments

•      structured notes

•      repurchase agreements

•      The Fund anticipates that all securities it purchases will be investment grade.

•      Up to 25% of the value of the Fund’s total assets may be invested in U.S. dollar-denominated securities of foreign issuers.

•      The Fund may enter into certain derivatives contracts.

•      The Fund is diversified.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities, which may include the following:

•      securities of or guaranteed by the U.S. government, agencies and instrumentalities,

•      U.S. dollar-denominated debt securities issued or guaranteed by other national governments, their agencies, instrumentalities and political sub-divisions, as well as securities of supranational organizations

•      U.S. dollar-denominated corporate debt obligations of U.S. and non-U.S. issuers

•      mortgage-related securities issued by various governmental and non-governmental entities

•      asset-backed securities

•      municipal securities

•      convertible securities

•      securitized participations in loans

•      structured notes

•      preferred stock

U.S. dollar-denominated debt securities of non-U.S. governmental issuers (sovereign debt securities) may include:

•      fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•      fixed-income securities issued by government-owned, controlled or sponsored entities

•      interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•      Brady bonds

•      participations in loans between governments and financial institutions

•      fixed-income securities issued by supranational entities

	Legg Mason Core Bond Fund (Acquired Fund)	Legg Mason Partners Core Bond Fund (Acquiring Fund)

The Fund anticipates that all securities it purchases will be investment grade.

The Fund may use derivatives. The Fund may invest up to 10% of its assets in options for hedging purposes.

Under normal market conditions, the Fund may invest up to 20% of its assets in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper.

The Fund is diversified.

Principal Investment Strategies

Average modified duration expected to range within 20% of the duration of the domestic bond market as a whole (normally 3 to 6 years, but may vary) as measured by the portfolio managers.

The portfolio managers may vary the duration of the Fund in response to their expectation regarding interest rates. If the portfolio managers expect interest rates to rise, which would negatively impact the value of the Fund’s fixed-income investments, the portfolio managers may decrease the duration of the Fund. Conversely, if the portfolio managers expect interest rates to fall, the portfolio managers may increase the duration of the Fund.

Average modified duration expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers expectations regarding interest rates.

The portfolio managers utilize a core bond strategy and actively allocate the Fund’s investments among the above securities categories. In allocating investments among categories, the portfolio managers consider economic and market conditions and the relative risks and opportunities of each category. The portfolio managers look for:

•      Categories most favorably positioned in light of the portfolio managers’ interest rate outlook

•      Categories with favorable relative yields of securities and at various maturities Categories with the highest availability of attractive securities Once the Fund’s category allocation has been determined, the portfolio managers select individual securities within each category. The portfolio managers use fundamental and quantitative analysis to select individual securities. They look for: Stable or improving credit quality Low price relative to credit and interest characteristics Potential for credit upgrades, unique structural characteristics and innovative features

Investment Manager/Sub-Adviser	Legg Mason Fund Adviser, Inc./ Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC / Western Asset Management Company

Portfolio Managers	The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom.	The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom.

Legg Mason Global Income Trust (Acquired Fund) and Legg Mason Partners Global Income Fund (Acquiring Fund)

	Legg Mason Global Income Trust (Acquired Fund)	Legg Mason Partners Global Income Fund (Acquiring Fund)
Investment Objective(s)	Current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk	The Acquiring Fund has the same investment objective as the Acquired Fund.

Principal Investment Policies

The Fund invests at least 75% of its total assets in fixed-income securities of foreign and domestic issuers rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated by Moody’s or S&P, judged by the Fund’s sub-adviser to be of comparable quality to a rated security.

Up to 25% of the Fund’s total assets may be invested in below investment grade securities of foreign and U.S. issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

The types of fixed-income securities in which the Fund may invest include:

•      U.S. and foreign investment-grade corporate debt securities

•      U.S. and foreign high-yield corporate debt securities (including those commonly known as “junk bonds”)

•      sovereign debt obligations of developed nations

•      sovereign debt obligations of emerging market countries

•      mortgage-related and asset-backed securities

The Fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions.

The debt securities in which the Fund may invest may be of any maturity, and there are no limits on the average maturity of the Fund’s

The Acquiring Fund has the same principal investment policies as the Acquired Fund.

portfolio.

The Fund may invest in corporate fixed-income securities rated as low as C by Moody’s or D by S&P or in non-rated securities deemed by the sub-adviser to be of comparable quality to a rated security.

Under normal circumstances, the Fund will invest no more than 40% of its total assets in securities of issuers located in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in securities of issuers located in any one country or currency.

	Legg Mason Global Income Trust (Acquired Fund)	Legg Mason Partners Global Income Fund (Acquiring Fund)

The Fund may engage in reverse repurchase agreements, dollar rolls and when-issued, delayed delivery or forward commitment transactions with respect to the securities in which it primarily invests.

For temporary defensive purposes, the Fund may invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements of U.S. and foreign issuers.

The Fund is non-diversified.

Principal Investment Strategies	The sub-adviser to the Fund has a number of proprietary tools that attempt to define the inter-relationship among the bond markets, sectors and maturities. Target allocation ranges among countries and sector types and prices are established as part of the sub-adviser’s strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company specific events. This on-going screening drives the sub-adviser’s discipline for buying, selling or holding any securities or currency position. The sub-adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The sub-adviser’s management style favors “rotation” among the government, agency, corporate, and mortgage-backed sectors of the fixed-income securities markets, which may result in high portfolio turnover.	The Acquiring Fund has the same principal investment strategies as the Acquired Fund.

The sub-adviser to the Fund sells securities when they have realized what the sub-adviser believes is their potential value or when the sub-adviser believes that they are not likely to achieve that value in a reasonable period of time.

Investment Manager/ Investment Sub-Advisers	Legg Mason Fund Adviser, Inc./ Western Asset Management Company/ Western Asset Management Company Limited	Legg Mason Partners Fund Advisor, LLC / Western Asset Management Company/ Western Asset Management Company Limited

Portfolio Managers	The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Detlev S. Schlichter, Gregory A. Peeke and Andres Sanchez-Balcazar.	The Acquiring Fund will be managed by the same portfolio managers as the Acquired Fund.

APPENDIX D

Financial Highlights of Legg Mason Partners Core Bond Fund

The financial highlights tables are intended to help you understand the performance of each class of Legg Mason Partners Core Bond Fund that is being offered to shareholders of Legg Mason Core Bond Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from Legg Mason Partners Core Bond Fund’s financial statements, which, except for the financial highlights for the six months ended January 31, 2007 which are unaudited, have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with Legg Mason Partners Core Bond Fund’s financial statements are included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$11.22		$11.52		$11.52	$11.33		$11.16	$11.08
Income (Loss) From Operations:
Net investment income	0.27		0.58		0.58	0.62		0.61	0.66
Net realized and unrealized gain (loss)	0.45		(0.31)		0.04	0.18		0.19	0.09
Total Income From Operations	0.72		0.27		0.62	0.80		0.80	0.75
Less Distributions From:
Net investment income	(0.27)		(0.57)		(0.62)	(0.61)		(0.61)	(0.67)
Return of capital	—		—		—	—		(0.02)	—
Total Distributions	(0.27)		(0.57)		(0.62)	(0.61)		(0.63)	(0.67)
Net Asset Value, End of Period	$11.67		$11.22		$11.52	$11.52		$11.33	$11.16
Total Return(3)	6.46%		2.45%		5.45%	7.20%		7.26%	6.98%
Net Assets, End of Period (000s)	$102,462		$86,798		$78,455	$55,985		52,641	$48,276
Ratios to Average Net Assets:
Gross expenses	1.03	%(4)(5)	1.03%		1.07%	1.04%		1.04%	1.05%
Net expenses	1.02	(4)(5)(6)	1.02	(6)	1.06 (6)	1.04		1.04	1.05
Net investment income	4.57	(4)	5.16		4.99	5.38		5.32	5.95
Portfolio Turnover Rate	149	%(7)	249	%(7)	2%	0	%(8)	2%	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2007 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.98% and 0.98%, respectively.

(6)	Reflects fee waivers and/or expense reimbursements.
(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 288% and 258% for the six months ended January 31, 2007 and the year ended July 31, 2006, respectively.

(8)	Amount represents less than 1%.

D-1

APPENDIX E

Management’s Discussion of Fund Performance

Legg Mason Partners Core Bond Fund

The discussion of performance for Legg Mason Partners Core Bond Fund in this Appendix E is taken from its most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular that the name of the Fund, its investment strategy and its portfolio managers have changed since the date of the report.

Manager’s Overview

Q.    What were the overall market conditions during the Fund’s reporting period?

A.    Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended July 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Index gained 2.55% while the Lehman Brothers U.S. Aggregate Index returned 1.46%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)i. To gain some perspective on how far we’ve come in terms of interest rates, consider the following: In May 2004, the federal funds rateii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed was certainly true to its word, as it instituted 17 straight 0.25% rate hikes and the federal funds rate was 5.25% at the end of the reporting period.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%.

Performance Review

For the 12 months ended July 31, 2006, Class A shares of Legg Mason Partners Total Return Bond Fund (now named Legg Mason Core Bond Fund), excluding sales charges, returned 2.45%. These shares outperformed the Lipper General Bond Funds Category Average1 which increased 2.34%. The Fund’s unmanaged previous benchmark, the Merrill Lynch U.S. Corporate & Government 10+ Years Indexiii and the Fund’s new benchmark, the Lehman Brothers Long Government/Credit Indexiv, returned -1.96% and -2.40%, respectively, for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category, and excluding sales charges.

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Core Bond Fund—Class A Shares	2.02%	2.45%

Merrill Lynch U.S. Corporate & Government 10+ Years Index	-1.81%	-1.96%

Lehman Brothers Long Government/Credit Index	-2.10%	-2.40%

Lipper General Bond Funds Category Average	0.78%	2.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 1.75% and Class C shares returned 1.80% over the six months ended July 31, 2006. Excluding sales charges, Class B shares returned 1.88% and Class C shares returned 1.88% over the 12 months ended July 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Q.    What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A.    During the reporting period, the Fund’s exposure to taxable municipal bonds and high quality corporate bonds enhanced results as spreads narrowed. In addition, the Fund’s use of hedging contributed to performance.

Q.    What were the leading detractors from performance?

A.    During the majority of the reporting period, more speculative lower rated corporate bonds outperformed their higher quality counterparts. As a result, the Fund’s lack of exposure to lower quality corporates had somewhat of a negative effect on performance.

Q.    Were there any significant changes to the Fund during the reporting period?

A.    Effective June 12, 2006, the Fund’s benchmark changed from the Merrill Lynch U.S. Corporate & Government 10+ Years Index to the Lehman Brothers Long Government/Credit Index. In conjunction with this change, the Fund’s portfolio was transitioned during the month of June and largely sold out of its previous holdings, including its municipal bond exposure. The Fund now diversifies its portfolio among longer-term government bonds and corporate bonds. It also has some opportunistic exposure to mortgage-backed securities.

Thank you for your investment in Legg Mason Partners Core Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to fluctuations in share price as interest rates rise and fall. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.

iv	The Lehman Brothers Long Government/Credit Index is a broad measure of bonds with maturities of more than ten years.

APPENDIX F

Historical Performance of each Fund

Legg Mason Core Bond Fund

(the “Acquired Fund”)

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities markets indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Returns of Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes) (%):

2005	2006
0.94	4.71

Highest and Lowest Quarterly Returns (for the periods shown in the bar chart):

Highest: 4.49% in quarter ended September 30, 2006

Lowest: (0.81)% in quarter ended March 31, 2005

Average Annual Total Returns

(For the periods ended December 31, 2006)

	1 Year	Life of Class
Primary Class Shares—
Return Before Taxes	4.71%	2.65	%(b)
Return After Taxes on Distributions(a)	3.19%	1.40	%(b)
Return After Taxes on Distributions and Sale of Fund Shares(a)	3.03%	1.53	%(b)
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.33%	3.22	%(c)

(a)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(b)	February 27, 2004 (commencement of operations) to December 31, 2006.
(c)	February 29, 2004 to December 31, 2006.

Legg Mason Partners Core Bond Fund

(the “Acquiring Fund”)

As of November 20, 2006, the name of the Fund was changed to “Legg Mason Partners Core Bond Fund” and the investment strategy of the Fund was changed to implement an intermediate core bond strategy. The performance information shown below reflects the performance of the Fund prior to these changes.

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities markets indices. The bar chart and the information below show performance for the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and R shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class R shares is not provided, as this class has not completed a full calendar year of operations. Performance information for Class I (formerly Class Y) shares is not provided as no shares were outstanding as of December 31, 2006. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Returns of Class A Shares

Year-by-year total return as of December 31 of each year (before taxes) (%):

1999	2000	2001	2002	2003	2004	2005	2006
(5.84)	11.53	8.85	10.49	8.25	5.51	2.20	8.57

Highest and Lowest Quarterly Returns (for the periods shown in the bar chart):

Highest: 6.67% in quarter ending September 30, 2006

Lowest: (2.40)% in quarter ending June 30, 2000

Average Annual Total Returns

(For the periods ended December 31, 2006)

	1 Year	5 Years	Since Inception	Inception Date
Class A Shares(a)				2/27/98
Return Before Taxes	3.99%	6.03%	5.63%
Return After Taxes on Distributions(b)	2.18%	4.03%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares(b)	2.53%	3.95%	3.40%

Other Classes (Return before taxes only)
Class B	3.48%	6.23%	5.60%	2/27/98
Class C	7.09%	6.44%	5.66%	2/27/98

Merrill Lynch U.S. Corporate & Government 10+ Year Index(c)(d)	2.89%	7.42%	7.03%	2/27/98
Lehman Brothers U.S. Aggregate Index(d)(e)	4.33%	5.06%	5.83%	2/27/98

(a)

On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.

(b)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on the sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(c)	The Merrill Lynch U.S. Corporate & Government 10+ Year Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.
(d)	It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
(e)

As of November 20, 2006, in connection with the change in the fund’s investment policy as described above, the fund’s benchmark was changed from the Merrill Lynch U.S. Corporate & Government 10+ Year Index to the Lehman Brothers U.S. Aggregate Index to better reflect the fund’s new investment strategies. The Lehman Brothers U.S. Aggregate Index covers the U.S. dollar-denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities sectors.

Legg Mason Global Income Trust

(the “Acquired Fund”)

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities markets indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Returns of Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes) (%):

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
(1.69)	11.50	(3.23)	(5.02)	2.47	10.51	10.45	8.39	(0.77)	4.94

Highest and Lowest Quarterly Returns (for the periods shown in the bar chart):

Highest: 6.36% in quarter ended December 31, 1998

Lowest: (4.75%) in quarter ended March 31, 1999

Average Annual Total Returns (For the periods ended December 31, 2006)

Legg Mason Global Income Trust(a)	1 Year	5 Years	10 Years
Primary Class Shares—
Return Before Taxes	4.94%	6.62%	3.59%
Return After Taxes on Distributions(b)	3.57%	4.91%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares(b)	3.04%	4.65%	2.22%
Lehman Global Aggregate Index (50% Hedged) (reflects no deduction for fees, expenses or taxes)(c)	5.14%	6.43%	N/A
Citigroup World Government Ex-U.S. Index (Hedged) (reflects no deduction for fees, expenses or taxes)(d)	3.10%	4.52%	6.34%

(a)

As of the date of this Proxy Statement/Prospectus, the Institutional Class of Legg Mason Global Income Trust has not commenced operations. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Class shares would differ only to the extent that they pay lower expenses, and therefore would generally be expected to have higher returns, than Primary Class shares.

(b)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(c)

The index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144A bonds. The index hedges the currency back to 50% in dollars and leaves 50% in local currency. The commencing date of the index was January 1, 1999.

(d)

This index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The returns provided for the Citigroup World Government Ex-U.S. (Hedged) are provided for illustrative purposes due to the shorter operating history of the Lehman Global Aggregate Index (50% Hedged).

Legg Mason Partners Global Income Fund

(the “Acquiring Fund”)

Since the Acquiring Fund is newly-organized and has not yet commenced operations, performance information is not yet available. As accounting successor to Legg Mason Global Income Trust, the Acquiring Fund will assume the Acquired Fund’s historical performance after the consummation of the Reorganization.

APPENDIX G

Similarities and Differences in the Forms of Organization of the Acquired Fund and the Acquiring Fund

DISCUSSION OF MARYLAND CORPORATIONS AND MARYLAND TRUSTS

In General

Each Acquired Fund is organized as a series of a Maryland corporation (a “Maryland Corporation”). A Maryland Corporation is governed both by Maryland corporate law and the Maryland Corporation’s charter and its Bylaws. For a Maryland Corporation, the Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance.

Each Acquiring Fund is organized as a series of a Maryland business trust (a “Maryland Trust”). A Maryland business trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers and duties and rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in the Maryland Trust’s declaration of trust.

The Declaration of Trust (the “Declaration”) for the Maryland Trust provides flexibility to the trustees in the conduct of the Trust’s business and in the governance of the Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Trust to operate efficiently and in a cost effective manner.

The Maryland Corporations

The Maryland Corporations are governed by the MGCL and their respective charters and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. The following summary of the MGCL and the charters and Bylaws of the Maryland Corporations is qualified in its entirety by reference to the MGCL and the respective charters and Bylaws.

Shareholder Voting

Under the MGCL, each Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each Maryland Corporation, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by its charter.

Election and Removal of Directors

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter and Bylaws so provide, a Maryland corporation registered as an open-end investment company is not required to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The Bylaws of the Maryland Corporations generally provide that their respective Boards have the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The boards of directors of the Maryland Corporations have the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the boards of directors of the Maryland Corporations are required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority of directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charter of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The Maryland Trust

The Maryland Trust is governed by the Maryland Business Trust Act, its Declaration and Bylaws. Some of the key provisions of the Maryland Business Trust Act, the Declaration and Bylaws are summarized below. The following summary of the Maryland Business Trust Act, the Declaration and Bylaws of the Maryland Trust is qualified in its entirety by reference to the Maryland Business Trust Act and the Trust’s Declaration and Bylaws.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of the Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trust does not require such meetings. The Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declaration provides that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the trustees establish the number of trustees. The Declaration also provides that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of the Maryland Trust are authorized to amend the Declaration in any respect without the vote of shareholders except in certain circumstances. The Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of the Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declaration also provides that the Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declaration, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each Acquiring Fund has been established as a series of a Maryland trust. The Declaration gives broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declaration also gives authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Trust, or to combine one of more classes of a series with another class in that series. For example, if the Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of the Fund represents an interest in the Fund only, and not in the assets of any other fund generally.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is sought

The Declaration also clarifies that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declaration also requires that actions by shareholders against the Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each Acquired Fund is a series of a Maryland corporation and operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declaration for the Maryland Trust will provide broader authority to the trustees than the existing charters for the Maryland Corporations.

APPENDIX H

5% Shareholders of the Acquired and Acquiring Funds
[to be added by amendment]

H-1

APPENDIX I

Comparison of Board Composition

Legg Mason Core Bond Fund (Acquired Fund)

and Legg Mason Partners Core Bond Fund (Acquiring Fund)

Acquired Fund Board	Acquiring Fund Board
Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola Interested Directors: John F. Curley Jr. Mark R. Fetting

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Trustee:

R. Jay Gerken

Legg Mason Global Income Trust (Acquired Fund) and Legg Mason Partners Global Income Fund (Acquiring Fund)

Acquired Fund Board	Acquiring Fund Board
Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola Interested Directors: John F. Curley Jr. Mark R. Fetting

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Trustee:

R. Jay Gerken

I-1

APPENDIX J

Portfolio Manager Compensation

Western Asset Management Company. With respect to the compensation of the portfolio managers employed by Western Asset, the manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual returns are compared or, if none, the benchmark set forth in the fund’s annual report). Western Asset may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business. Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performances. These are determined based on upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

A list of fund holdings for each portfolio manager of Legg Mason Partners Core Bond Fund may be found in the SAI for Legg Mason Partners Core Bond Fund. See Appendix K for the date of Legg Mason Partners Core Bond Fund’s current SAI.

No portfolio manager of Legg Mason Partners Global Income Fund beneficially owns any securities of the Fund. Legg Mason Partners Global Income Fund is newly-organized and has not yet commenced operations.

J-1

APPENDIX K

Dates of Prospectuses, Fund SAIs and Shareholder Reports

Fund	Prospectus and SAI	Annual Report/ Filing Date	Semi-Annual Report/ Filing Date
Acquired Fund:

Legg Mason Core Bond Fund	May 1, 2007	December 31, 2006 (Filed on March 2, 2007) (Board Approval Language/yes)	June 30, 2006 (Filed on August 31, 2006) (Board Approval Language/no)
Acquired Fund:

Legg Mason Global Income Trust	May 1, 2007	December 31, 2006 (Filed on March 2, 2007) (Board Approval Language/yes)	June 30, 2006 (Filed on August 30, 2006) (Board Approval Language/no)
Acquiring Fund:

Legg Mason Partners Core Bond Fund	April 16, 2007	July 31, 2006 (Filed on October 6, 2006) (Board Approval Language/yes)	January 31, 2007 (Filed on April 5, 2007) (Board Approval Language/no)

K-1

APPENDIX L

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

L-1

SUBJECT TO COMPLETION, DATED JUNE 1, 2007

Legg Mason Partners Income Trust

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2007

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund

Legg Mason Global Income Trust	Legg Mason Partners Global Income Fund

100 Light Street Baltimore, Maryland 21202 1-800-822-5544	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [DATE], 2007, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Core Bond Fund and Legg Mason Global Income Trust (each, an “Acquired Fund” and collectively the “Acquired Funds”) in exchange for shares of the corresponding Acquiring Fund listed across from the Acquired Fund above having an aggregate value equal to those of the relevant Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Funds at the address set forth above or call 1-800-451-2010. The transfers are to occur pursuant to Agreements and Plans of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on September 10, 2007, at 2:00 p.m., Eastern Time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated [DATE], 2007 consists of this cover page, the accompanying pro forma financial statements and additional information regarding Legg Mason Partners Global Income Fund and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the following Acquiring Fund:

Fund	Date and Filing Date	Accession Number
Legg Mason Partners Core Bond Fund	April 16, 2007 Filed on April 11, 2007	0001193125-07-078635

The financial statements of each Acquired Fund as included in the Fund’s Annual Report filed for the year ended December 31, 2006:

Fund	Year Ended/Filing Date	Accession Number
Legg Mason Core Bond Fund	December 31, 2006 Filed on March 2, 2007	0000950133-07-000920

Legg Mason Global Income Trust	December 31, 2006 Filed on March 2, 2007	0000950133-07-000930

The financial statements of the following Acquiring Fund as included in the Fund’s Annual Report filed for the year ended July 31, 2006:

Fund	Year Ended/Filing Date	Accession Number
Legg Mason Partners Core Bond Fund	July 31, 2006 Filed on October 6, 2006	0001133228-06-000638

The following Acquiring Fund semi-annual report filed after the above referenced annual report for the period ended January 31, 2007:

Fund	Period Ended/Filing Date	Accession Number
Legg Mason Partners Core Bond Fund	January 31, 2007 Filed on April 5, 2007	0001169232-07-001829

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each of Legg Mason Core Bond Fund and Legg Mason Partners Core Bond Fund and pro forma financial statements for the combined Funds, assuming the Reorganization of those Funds is consummated as of January 31, 2007. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements. Pro forma financial statements relating to the Reorganization of Legg Mason Global Income Trust are omitted because Legg Mason Partners Global Income Fund is a newly-organized fund and does not have any assets or liabilities.

The pro forma financial statements are unaudited and are based on financial statements as of and for the year ended January 31, 2007.

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Schedule of Investments

As of January 31, 2007 (unaudited)

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
CORPORATE BONDS & NOTES (a) — 20.9%
Aerospace and Defense — 0.0%
$20,000	—	$20,000	United Technologies Corp., 5.400% due 5/1/35	$19,026	—	$19,026

Airlines — 0.2%
281,559	—	281,559	JetBlue Airways Corp., 5.749% due 8/15/16	281,911	—	281,911
300,000	—	300,000	JetBlue Airways Corp., 5.824% due 11/15/16	294,597	—	294,597

			Total Airlines	576,508	—	576,508

Automobiles — 0.4%
95,000	—	95,000	DaimlerChrysler NA Holding Corp., 4.050% due 6/4/08	93,032	—	93,032
50,000	—	50,000	DaimlerChrysler NA Holding Corp., 7.200% due 9/1/09	51,833	—	51,833
1,000,000	—	1,000,000	General Motors Corp., 8.250% due 7/15/23	947,500	—	947,500

			Total Automobiles	1,092,365	—	1,092,365

Capital Markets — 1.0%
70,000	$500,000	570,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	68,358	$488,645	557,003
—	1,030,000	1,030,000	Kaupthing Bank HF, Notes, 5.750% due 10/4/11 (c)	—	1,029,783	1,029,783
—	750,000	750,000	Lehman Brothers Holdings Inc., Subordinated Notes, 5.750% due 1/3/17	—	754,345	754,345
115,000	—	115,000	Lehman Brothers Holdings Inc., 5.250% due 2/6/12	114,264	—	114,264
30,000	—	30,000	Morgan Stanley, 3.625% due 4/1/08	29,382	—	29,382
110,000	—	110,000	Morgan Stanley, 5.625% due 1/9/12	111,144	—	111,144
40,000	140,000	180,000	Morgan Stanley, Medium-Term Notes, 5.810% due 10/18/16 (d)	40,190	140,976	181,166
40,000	—	40,000	The Goldman Sachs Group Inc., 5.000% due 1/15/11	39,563	—	39,563

			Total Capital Markets	402,901	2,413,749	2,816,650

Commercial Banks — 2.2%
335,000	—	335,000	Bank One Corp., 2.625% due 6/30/08 (c) (d)	322,840	—	322,840
110,000	—	110,000	BNP Paribas NY, 6.875% due 3/1/09	113,378	—	113,378
160,000	—	160,000	Eksportfinans ASA, 5.500% due 5/25/16	163,327	—	163,327
130,000	—	130,000	Glitnir Banki Hf, 6.330% due 7/28/11 (c)	133,361	—	133,361
—	350,000	350,000	Glitnir Banki HF, Bonds, 7.451% due 9/14/16 (c) (d)	—	367,664	367,664

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$120,000	$300,000	$420,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (c) (d)	$123,982	$310,247	$434,229
270,000	—	270,000	Kaupthing Bank Hf, 6.050% due 4/12/11 (c)	271,889	—	271,889
440,000	—	440,000	Kaupthing Bank Hf, 7.125% due 5/19/16 (c)	464,732	—	464,732
230,000	700,000	930,000	Landsbanki Islands HF, 6.100% due 8/25/11 (c)	233,471	711,262	944,733
10,000	—	10,000	Rabobank Capital Funding Trust II, 5.260% due 12/31/49 (c) (d)	9,739	—	9,739
20,000	—	20,000	Rabobank Capital Funding Trust III, 5.254% due 12/29/49 (d)	19,307	—	19,307
140,000	—	140,000	Resona Preferred Global Securities, 7.191% due 12/29/49 (c) (d)	146,417	—	146,417
—	350,000	350,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (c) (d)	—	351,741	351,741
100,000	—	100,000	Shinsei Finance Cayman Ltd., 6.418% due 1/29/49 (c) (d)	99,416	—	99,416
190,000	500,000	690,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/1/66 (d)	184,525	487,487	672,012
100,000	650,000	750,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/42 (d)	100,689	655,073	755,762
—	640,000	640,000	Wells Fargo Bank NA, Subordinated Notes, 5.950% due 8/26/36	—	652,888	652,888
100,000	100,000	200,000	Wells Fargo Capital X, 5.950% due 12/15/36	98,277	98,616	196,893

			Total Commercial Banks	2,485,350	3,634,978	6,120,328

Commercial Services & Supplies — 0.2%
85,000	550,000	635,000	Waste Management Inc., 6.375% due 11/15/12	88,399	572,683	661,082

Computers & Peripherals — 0.7%
—	2,000,000	2,000,000	International Business Machines Corp., Medium-Term Notes, 5.363% due 6/28/07 (d)	—	2,000,948	2,000,948

Consumer Finance — 4.0%
40,000	—	40,000	Ford Motor Credit Co., 4.950% due 1/15/08	39,412	—	39,412
190,000	—	190,000	Ford Motor Credit Co., 6.625% due 6/16/08	189,895	—	189,895
590,000	3,830,000	4,420,000	Ford Motor Credit Co., Notes, 7.375% due 10/28/09	593,738	3,856,618	4,450,356
230,000	—	230,000	Ford Motor Credit Co., 7.375% due 2/1/11	227,163	—	227,163
210,000	—	210,000	Ford Motor Credit Co., 7.250% due 10/25/11	204,941	—	204,941
230,000	—	230,000	GMAC LLC, 6.125% due 8/28/07	230,064	—	230,064
685,000	—	685,000	GMAC LLC, 5.625% due 5/15/09	677,965	—	677,965
110,000	4,460,000	4,570,000	General Motors Acceptance Corp., Notes, 7.750% due 1/19/10	114,254	4,635,510	4,749,764

			Total Consumer Finance	2,277,432	8,492,128	10,769,560

Diversified Financial Services — 2.8%
—	300,000	300,000	Aiful Corp., Notes, 5.000% due 8/10/10 (c)	168,127	290,499	458,626
162,050	486,150	648,200	Air 2 US, 8.027% due 10/1/19 (c)	—	504,684	504,684
159,240	—	159,240	Banagricola DPR Funding Ltd., 6.370% due 3/15/10 (c) (d)	159,695	—	159,695
160,000	350,000	510,000	Bank of America Corp., 5.375% due 8/15/11	160,669	351,813	512,482
5,000	—	5,000	CIT Group Inc., 4.000% due 5/8/08	4,915	—	4,915
230,000	—	230,000	Citigroup Inc., 5.100% due 9/29/11	227,939	—	227,939
70,000	—	70,000	General Electric Capital Corp., 4.250% due 1/15/08	69,343	—	69,343
90,000	—	90,000	General Electric Capital Corp., 4.125% due 9/1/09	87,653	—	87,653
—	1,320,000	1,320,000	General Electric Capital Corp., Medium-Term Notes, Series A, 5.450% due 1/15/13	—	1,326,379	1,326,379
225,000	—	225,000	HSBC Finance Corp., 4.125% due 11/16/09	218,522	—	218,522
—	640,000	640,000	JPMorgan Chase & Co., Subordinated Notes, 5.125% due 9/15/14	—	625,298	625,298
20,000	—	20,000	ILFC E-Capital Trust II, 6.250% due 12/21/65 (c) (d)	20,361	—	20,361
489,556	—	489,556	Lilacs Repackaging 05-I, 5.138% due 1/11/64 (c)	471,895	—	471,895

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
—	$590,000	$590,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds, 5.611% due 9/15/51 (c)	—	$574,684	$574,684
$100,000	—	100,000	MUFG Capital Finance 1 Ltd., 6.346% due 7/29/49 (d)	$100,859	—	100,859
50,000	—	50,000	Residential Capital Corp., 6.125% due 11/21/08	50,166	—	50,166
—	940,000	940,000	Residential Capital Corp., Notes, 6.000% due 2/22/11	—	935,807	935,807
250,000	680,000	930,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (c) (e)	245,930	676,142	922,072
140,000	—	140,000	TNK-BP Finance SA, 7.500% due 7/18/16 (c)	146,188	—	146,188
—	230,000	230,000	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	—	268,294	268,294

			Total Diversified Financial Services	2,132,262	5,553,600	7,685,862

Diversified Telecommunication Services — 0.8%
90,000	—	90,000	AT&T Inc., 5.100% due 9/15/14	87,053	—	87,053
—	160,000	160,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	—	199,047	199,047
10,000	—	10,000	BellSouth Corp., 4.750% due 11/15/12	9,648	—	9,648
—	370,000	370,000	BellSouth Corp., Notes, 6.875% due 10/15/31	—	391,142	391,142
100,000	—	100,000	British Telecommunications PLC, 8.625% due 12/15/10 (d)	111,396	—	111,396
75,000	300,000	375,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	73,876	296,022	369,898
80,000	—	80,000	Koninklijke (Royal) KPN NV, 8.000% due 10/1/10	85,937	—	85,937
—	500,000	500,000	Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30	—	564,348	564,348
70,000	—	70,000	Telecom Italia Capital SpA, 4.950% due 9/30/14	64,469	—	64,469
20,000	300,000	320,000	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15	18,558	278,843	297,401
35,000	—	35,000	Verizon Global Funding Corp., 7.375% due 9/1/12	38,132	—	38,132

			Total Diversified Telecommunication Services	489,069	1,729,402	2,218,471

Electric Utilities — 1.4%
50,000	—	50,000	Duke Energy Corp., 6.250% due 1/15/12	51,825	—	51,825
90,000	750,000	840,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	91,001	759,274	850,275
—	540,000	540,000	Exelon Corp., Bonds, 5.625% due 6/15/35	—	509,017	509,017
145,000	850,000	995,000	FirstEnergy Corp., Notes, Series C, 7.375% due 11/15/31	165,099	970,759	1,135,858
—	350,000	350,000	FirstEnergy Corp., Senior Notes, Series B, 6.450% due 11/15/11	—	364,617	364,617
135,000	390,000	525,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	135,082	391,532	526,614
20,000	—	20,000	The Cleveland Electric Illuminating Co., 5.650% due 12/15/13	19,915	—	19,915
320,000	—	320,000	TXU Energy Co., 7.000% due 3/15/13	334,912	—	334,912

			Total Electric Utilities	797,834	2,995,199	3,793,033

Food and Staples Retailing — 0.2%
469,222	—	469,222	CVS Lease Pass-Through Trust, 6.036% due 12/10/28 (c)	461,480	—	461,480
190,000	—	190,000	Wal-Mart Stores Inc., 3.375% due 10/1/08	184,402	—	184,402

			Total Food and Staples Retailing	645,882	—	645,882

Health Care Providers & Services — 0.3%
100,000	250,000	350,000	Cardinal Health Inc., 5.850% due 12/15/17	98,807	247,508	346,315
615,000	—	615,000	HCA Inc., 5.750% due 3/15/14	515,062	—	515,062

			Total Health Care Providers & Services	613,869	247,508	861,377

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
Independent Power Producers & Energy Traders — 0.3%
$30,000	$200,000	$230,000	TXU Corp., Senior Notes, Series P, 5.550% due 11/15/14	$28,237	$189,242	$217,479
300,000	320,000	620,000	TXU Corp., Senior Notes, Series R, 6.550% due 11/15/34	274,831	294,753	569,584

			Total Independent Power Producers & Energy Traders	303,068	483,995	787,063

Industrial Conglomerates — 0.2%
45,000	—	45,000	Tyco International Group SA, 6.375% due 10/15/11	47,230	—	47,230
100,000	—	100,000	Tyco International Group SA, 6.000% due 11/15/13	104,420	—	104,420
310,000	—	310,000	Tyco International Group SA, 6.875% due 1/15/29	358,267	—	358,267

			Total Industrial Conglomerates	509,917	—	509,917

Insurance — 0.4%
20,000	—	20,000	ASIF Global Financing XIX, 4.900% due 1/17/13 (c)	19,406	—	19,406
150,000	410,000	560,000	Metlife Inc., Jr. Subordinated, 6.400% due 12/15/36 (d)	150,283	412,140	562,423
—	350,000	350,000	Willis North America Inc., 5.125% due 7/15/10	—	340,384	340,384
—	130,000	130,000	Willis North America Inc., Senior Notes, 5.625% due 7/15/15	—	124,602	124,602

			Total Insurance	169,689	877,126	1,046,815

IT Services — 0.0%
10,000	—	10,000	Electronic Data Systems Corp., 7.125% due 10/15/09	10,381	—	10,381

Leisure Equipment and Products — 0.2%
540,000	—	540,000	Eastman Kodak Co., 7.250% due 11/15/13	544,099	—	544,099

Media — 0.8%
—	10,000	10,000	AOL Time Warner Inc., Debentures, 7.700% due 5/1/32	—	11,341	11,341
30,000	—	30,000	Clear Channel Communications Inc., 4.625% due 1/15/08	29,707	—	29,707
50,000	—	50,000	Clear Channel Communications Inc., 4.250% due 5/15/09	48,299	—	48,299
40,000	—	40,000	Clear Channel Communications Inc., 6.250% due 3/15/11	39,615	—	39,615
15,000	—	15,000	Clear Channel Communications Inc., 5.500% due 9/15/14	13,264	—	13,264
170,000	—	170,000	Comcast Corp., 6.500% due 1/15/15	177,768	—	177,768
70,000	—	70,000	Comcast Corp., 6.500% due 1/15/17	73,262	—	73,262
—	900,000	900,000	Comcast Corp., Notes, 5.875% due 2/15/18	—	897,526	897,526
70,000	—	70,000	Cox Communications Inc., 3.875% due 10/1/08	68,270	—	68,270
—	40,000	40,000	News America Inc., 6.200% due 12/15/34	—	38,930	38,930
90,000	—	90,000	Rogers Cable Inc., 5.500% due 3/15/14	86,066	—	86,066
75,000	250,000	325,000	Time Warner Inc., 6.875% due 5/1/12	79,288	264,585	343,873
75,000	—	75,000	Time Warner Inc., 7.700% due 5/1/32	84,809	—	84,809
—	300,000	300,000	Time Warner Inc., 6.500% due 11/15/36	—	299,569	299,569
60,000	—	60,000	Viacom Inc., 5.750% due 4/30/11	60,065	—	60,065

			Total Media	760,413	1,511,951	2,272,364

Metals & Mining — 0.4%
—	650,000	650,000	Vale Overseas Ltd., Notes, 8.250% due 1/17/34	—	774,894	774,894
170,000	110,000	280,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	173,019	112,229	285,248

			Total Metals & Mining	173,019	887,123	1,060,142

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
Multi-Utilities — 0.3%
$30,000	—	$30,000	Dominion Resources Inc., 4.750% due 12/15/10	$29,227	—	$29,227
95,000	$550,000	645,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	95,910	$555,930	651,840

			Total Multi-Utilities	125,137	555,930	681,067

Multiline Retail — 0.1%
155,000	—	155,000	Target Corp., 5.400% due 10/1/08	155,320	—	155,320

Oil, Gas & Consumable Fuels — 2.5%
160,000	—	160,000	Anadarko Petroleum Corp., 5.760% due 9/15/09	160,402	—	160,402
60,000	—	60,000	Anadarko Petroleum Corp., 6.450% due 9/15/36	59,447	—	59,447
—	440,000	440,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31	—	488,958	488,958
140,000	—	140,000	ChevronTexaco Capital Co., 3.500% due 9/17/07	138,514	—	138,514
10,000	—	10,000	Conoco Funding Co., 6.350% due 10/15/11	10,413	—	10,413
225,000	—	225,000	Conoco Inc., 6.950% due 4/15/29	253,095	—	253,095
60,000	600,000	660,000	ConocoPhillips, 4.750% due 10/15/12	58,317	583,891	642,208
—	640,000	640,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	—	722,056	722,056
60,000	160,000	220,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	72,326	193,448	265,774
170,000	—	170,000	Gazprom, 6.212% due 11/22/16 (c)	167,705	—	167,705
30,000	—	30,000	Hess Corp., 7.875% due 10/1/29	34,932	—	34,932
215,000	—	215,000	Hess Corp., 7.300% due 8/15/31	238,208	—	238,208
300,000	—	300,000	Kerr-McGee Corp., 6.875% due 9/15/11	315,084	—	315,084
10,000	—	10,000	Kerr-McGee Corp., 6.950% due 7/1/24	10,528	—	10,528
—	910,000	910,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31	—	1,077,045	1,077,045
65,000	—	65,000	Kinder Morgan Energy Partners LP, 7.125% due 3/15/12	69,148	—	69,148
35,000	—	35,000	Kinder Morgan Energy Partners LP, 5.000% due 12/15/13	33,474	—	33,474
100,000	—	100,000	Kinder Morgan Energy Partners LP, 6.000% due 2/1/17	100,296	—	100,296
50,000	190,000	240,000	Pemex Project Funding Master Trust, Bonds, 6.625% due 6/15/35	49,750	189,288	239,038
130,000	—	130,000	Petrobras International Finance Co., 6.125% due 10/6/16	130,390	—	130,390
—	830,000	830,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	—	948,275	948,275
145,000	500,000	645,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	156,941	541,759	698,700

			Total Oil, Gas & Consumable Fuels	2,058,970	4,744,720	6,803,690

Paper & Forest Products — 0.3%
45,000	800,000	845,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	47,279	841,420	888,699

Thrifts & Mortgage Finance — 0.1%
—	130,000	130,000	Countrywide Financial Corp., Medium-Term Notes, 5.500% due 1/5/09 (d)	—	130,069	130,069
—	160,000	160,000	Countrywide Financial Corp., Medium-Term Notes, Series B, 5.470% due 6/18/08 (d)	—	160,066	160,066

			Total Thrifts & Mortgage Finance	—	290,135	290,135

Tobacco — 0.3%
155,000	—	155,000	Altria Group Inc., 7.000% due 11/4/13	167,937	—	167,937
—	465,000	465,000	Altria Group Inc., Debentures, 7.750% due 1/15/27	—	561,732	561,732

			Total Tobacco	167,937	561,732	729,669

Wireless Telecommunication Services — 0.8%
—	120,000	120,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	—	155,632	155,632
130,000	590,000	720,000	Sprint Capital Corp., Notes, 8.750% due 3/15/32	154,348	702,466	856,814

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$540,000	$400,000	$940,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	$599,236	$444,344	$1,043,580
10,000	10,000	20,000	Sprint Nextel Corp., 6.000% due 12/1/16	9,722	9,740	19,462
			Total Wireless Telecommunication Services	763,306	1,312,182	2,075,488

			TOTAL CORPORATE BONDS & NOTES (Cost — $56,357,097)	17,409,432	39,706,509	57,115,941

ASSET-BACKED SECURITIES (a) (d) — 4.8%
Credit Card — 0.1%
200,000	—	200,000	Bank One Issuance Trust 2003-C1, 4.540% due 9/15/10	198,030	—	198,030

Home Equity — 3.1%
422,622	—	422,622	Ace Securities Corp. Home Equity Loan Trust, Series 2006-SL3, 5.420% due 6/25/36	422,655	—	422,655
296,292	—	296,292	Bayview Financial Acquisition Trust 2004-C, 5.740% due 5/28/44	296,654	—	296,654
2,643	—	2,643	EQCC Trust 2002-1, 5.620% due 11/25/31	2,644	—	2,644
—	1,300,000	1,300,000	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, 5.530% due 11/25/36	—	1,301,393	1,301,393
—	422,149	422,149	Morgan Stanley ABS Capital I, Series 2005-WMC2, Class A1MZ, 5.570% due 2/25/35	—	422,527	422,527
—	812,493	812,493	Morgan Stanley ABS Capital I, Series 2005-WMC3, Class A1MZ, 5.580% due 3/25/35	—	813,185	813,185
—	895,579	895,579	Morgan Stanley ABS Capital I, Series 2005-WMC4, Class A1MZ, 5.580% due 4/25/35	—	896,893	896,893
—	1,982,546	1,982,546	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS, Class A1, 5.440% due 10/25/46	—	1,984,996	1,984,996
—	852,748	852,748	RAAC, Series 2005-RP1, Class A, 5.660% due 7/25/37 (c)	—	853,661	853,661
—	475,993	475,993	RAAC, Series 2006-RP3, Class A, 5.590% due 5/25/36 (c)	—	475,993	475,993
—	1,179,312	1,179,312	Structured Asset Investment Loan Trust, Series 2005-2, Class A3, 5.570% due 3/25/35	—	1,180,515	1,180,515

			Total Home Equity	721,953	7,929,163	8,651,116

Student Loans — 1.6%
318,857	—	318,857	Brazos Higher Education Authority Inc. 2005-1, 5.396% due 6/15/42	318,825	—	318,825
51,611	—	51,611	Credit-Based Asset Servicing and Securitization 2005-RP1, 5.500% due 1/25/35	52,092	—	52,092
—	1,904,085	1,904,085	Countrywide Asset-Backed Certificates, Series 2006-SD4, Class A1, 5.660% due 12/25/36 (c)	—	1,903,704	1,903,704
39,633	—	39,633	MSDWCC Heloc Trust 2005-1, 5.510% due 7/20/17	39,664	—	39,664
—	1,900,000	1,900,000	SLM Student Loan Trust, Series 2006-10, Class A2, 5.370% due 10/25/17	—	1,900,000	1,900,000
74,958	—	74,958	Wachovia Asset Securitization Inc. 2002-HE1, 5.720% due 9/27/32	75,103	—	75,103

			Total Student Loans	485,684	3,803,704	4,289,388

			TOTAL ASSET-BACKED SECURITIES (Cost — $13,140,334)	1,405,667	11,732,867	13,138,534

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.1%
58,870	—	58,870	ABFS Mortgage Loan Trust 2003-2, 5.820% due 4/25/34 (c) (d)	58,871	—	58,871
578	—	578	Asset Securitization Corp. 1996-D2, 6.920% due 2/14/29	578	—	578
500,000	—	500,000	Banc of America Commercial Mortgage Inc. 2005-3 A4, 4.668% due 7/10/43	472,706	—	472,706

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$370,000	—	$370,000	Banc of America Commercial Mortgage Inc. 2006-3 A4, 5.889% due 7/10/44	$379,188	—	$379,188
342,025	—	342,025	Banc of America Funding Corp. 2005-E, 5.812% due 6/20/35 (d)	343,549	—	343,549
—	$1,773,528	1,773,528	Banc of America Funding Corp., Series 2006-8T2, Class A2, 5.790% due 10/25/36 (a)	—	$1,769,561	1,769,561
200,000	—	200,000	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-4, 3.516% due 6/25/34 (d)	194,753	—	194,753
—	2,000,471	2,000,471	Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A1, 5.480% due 12/25/36 (a)(d)	—	2,000,071	2,000,071
—	2,767,200	2,767,200	Countrywide Alternative Loan Trust, 5.510% due 7/25/46 (a)(d)	—	2,772,725	2,772,725
204,881	—	204,881	Countrywide Alternative Loan Trust 2004-2 CB, 4.250% due 3/25/34	200,774	—	200,774
—	2,229,964	2,229,964	Countrywide Alternative Loan Trust, Series 2004-J9, Class 3A4, 5.547% due 10/25/34 (a)(d)	—	2,235,517	2,235,517
—	1,754,946	1,754,946	Countrywide Alternative Loan Trust, Series 2005-72, Class A1, 5.590% due 1/25/36 (a)(d)	—	1,758,457	1,758,457
331,050	—	331,050	Countrywide Alternative Loan Trust 2005-17 1A1, 5.580% due 5/25/35 (d)	331,875	—	331,875
331,014	—	331,014	Countrywide Alternative Loan Trust 2005-38 A3, 5.670% due 8/25/35 (d)	332,193	—	332,193
—	1,424,801	1,424,801	Countrywide Alternative Loan Trust, Series 2006-OA10, Class 4A1, 5.510% due 8/25/46 (a)(d)	—	1,426,074	1,426,074
275,884	—	275,884	Countrywide Home Loans 2005-03 1A2, 5.610% due 4/25/35 (d)	276,765	—	276,765
282,816	—	282,816	Countrywide Home Loans 2005-09 1A1, 5.620% due 5/25/35 (d)	284,083	—	284,083
280,016	—	280,016	Countrywide Home Loans 2005-11 3A3, 6.246% due 7/25/35 (d)	283,104	—	283,104
234,127	—	234,127	Countrywide Home Loans 2005-11 6A1, 5.620% due 3/25/35 (d)	234,664	—	234,664
—	1,888,718	1,888,718	Countrywide Home Loan, Series 2005-R3, Class AF, 5.720% due 9/25/35 (a)(c)(d)	—	1,900,071	1,900,071
55,719	—	55,719	Credit-Based Asset Servicing and Securitization 1999-3, 6.539% due 1/3/29 (c) (d)	52,797	—	52,797
—	500,000	500,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.556% due 2/15/39 (a)(d)	—	501,972	501,972
527,265	—	527,265	DSLA Mortgage Loan Trust 2006-AR1 1A1A, 5.803% due 4/19/36 (d)	527,289	—	527,289
360,000	—	360,000	GE Capital Commercial Mortgage Corp. 2005-C4, 5.334% due 11/10/45	357,173	—	357,173
258,639	—	258,639	Greenpoint Mortgage Funding Trust 2005-AR1, 5.540% due 5/25/35 (d)	259,600	—	259,600
135,734	—	135,734	Greenpoint Mortgage Funding Trust 2005-AR4, 5.580% due 7/25/35 (d)	136,025	—	136,025
200,000	—	200,000	GS Mortgage Securities Corp. II 2005-GG4, 4.680% due 7/10/39	192,782	—	192,782
269,365	—	269,365	GSMPS Mortgage Loan Trust 2005-RP2, 5.670% due 3/25/35 (c) (d)	268,897	—	268,897
—	485,477	485,477	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 5.670% due 1/25/35 (a)(c)(d)	—	487,750	487,750
405,805	—	405,805	Harborview Mortgage Loan Trust 2005-7, 6.196% due 6/19/45 (d)	408,167	—	408,167
300,109	—	300,109	Harborview Mortgage Loan Trust 2005-9, 5.660% due 8/19/35 (d)	301,311	—	301,311
—	2,493,453	2,493,453	Harborview Mortgage Loan Trust, Series 2006-14, Class 2A1A, 5.470% due 3/19/38 (a)(d)	—	2,493,453	2,493,453

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$83,546	—	$83,546	Impac CMB Trust 2003-7, 5.960% due 8/25/33 (d)	$83,578	—	$83,578
—	$1,813,294	1,813,29	Impac CMB Trust, Series 2004-02, Class A1, 5.840% due 4/25/34 (a)(d)	—	$1,814,931	1,814,931
130,157	—	130,157	IndyMac INDX Mortgage Loan Trust 2005-AR15, 5.099% due 9/25/35 (d)	125,765	—	125,765
384,766	—	384,766	IXIS Real Estate Capital Trust 2006-HE2, 5.380% due 8/25/36 (d)	384,765	—	384,765
100,000	—	100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, 5.294% due 1/12/43 (d)	98,869	—	98,869
200,000	—	200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, 4.918% due 10/15/42 (d)	191,855	—	191,855
—	1,950,000	1,950,000	JPMorgan Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4, 5.429% due 12/12/43 (a)	—	1,934,980	1,934,980
140,000	—	140,000	LB-UBS Commercial Mortgage Trust 2005-C3 A5, 4.739% due 7/15/30	133,119	—	133,119
200,000	—	200,000	LB-UBS Commercial Mortgage Trust 2005-C3 AAB, 4.664% due 7/15/30	192,632	—	192,632
370,000	—	370,000	LB-UBS Commercial Mortgage Trust 2006-C7 A3, 5.347% due 11/15/38	365,078	—	365,078
272,944	—	272,944	Lehman XS Trust 2005-7N 1A1B, 5.620% due 12/25/35 (d)	274,107	—	274,107
594,429	—	594,429	Lehman XS Trust 2006-GP2 1A1A, 5.390% due 6/25/46 v	594,053	—	594,053
—	1,836,780	1,836,780	Lehman XS Trust, Series 2006-2N, Class 1A1, 5.580% due 2/25/46 (a)(d)	—	1,841,420	1,841,420
1,258,973	—	1,258,973	Mach One Trust, Commercial Mortgage-Backed Securities 2004-1A, 1.605% due 5/28/40 (c)	48,987	—	48,987
240,626	—	240,626	MASTR Reperforming Loan Trust 2005-1, 7.000% due 8/25/34 (c)	247,355	—	247,355
—	1,891,077	1,891,077	MASTR Reperforming Loan Trust, Series 2005-02, Class 1A1F, 5.670% due 5/25/35 (a)(c)(d)	—	1,894,670	1,894,670
—	131,666	131,666	Merrill Lynch Mortgage Investors Inc., Series 2005-A9, Class 3A1, 5.290% due 12/25/35 (a)(d)	—	130,725	130,725
240,000	—	240,000	Morgan Stanley Capital I Series 2005-HQ6, 4.989% due 8/13/42	231,738	—	231,738
—	1,640,000	1,640,000	Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.332% due 12/15/43 (a)	—	1,614,642	1,614,642
—	2,414,786	2,414,786	Mortgage IT Trust, Series 2005-01, Class 1A1, 5.640% due 2/25/35 (a)(d)	—	2,424,813	2,424,813
582,693	—	582,693	Prime Mortgage Trust 2006-DR1 2A2, 6.000% due 11/25/36 (c)	580,753	—	580,753
972,921	—	972,921	Prime Mortgage Trust 2006-DR1 2A1, 5.500% due 5/25/35 (c)	964,061	—	964,061
—	1,997,672	1,997,672	Residential Accredit Loans Inc., Series 2006-QO10, Class A1, 5.480% due 1/25/37 (a)(d)	—	1,997,672	1,997,672
569,277	1,897,591	2,466,868	Structured Asset Mortgage Investments Inc., Series 2006-AR7, Class A1A, 5.530% due 8/25/36 (a)(d)	570,378	1,902,445	2,472,823
153,761	—	153,761	Thornburg Mortgage Securities Trust 2005-2 A1, 5.540% due 7/25/35 (d)	153,501	—	153,501
335,570	—	335,570	Thornburg Mortgage Securities Trust 2005-2 A2, 5.550% due 7/25/35 (d)	335,673	—	335,673
559,493	—	559,493	Thornburg Mortgage Securities Trust 2005-4 A4, 5.520% due 12/25/35 (d)	558,891	—	558,891
—	539,498	539,498	Thornburg Mortgage Securities Trust, Series 2004-2, Class A1, 5.660% due 6/25/44 (a)(d)	—	540,313	540,313
—	1,464,883	1,464,883	Thornburg Mortgage Securities Trust, Series 2005-3, Class A4, 5.590% due 10/25/35 (a)(d)	—	1,463,931	1,463,931

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$282,934	—	$282,934	WaMu Mortgage Pass-Through Certificates, Series 2005-AR06 2A1A, 5.550% due 4/25/45 (d)	$283,596	—	$283,596
244,696	—	244,696	WaMu Mortgage Pass-Through Certificates, Series 2005-AR08 1A1A, 5.590% due 6/25/45 (d)	245,433	—	245,433
779,918	—	779,918	WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, 5.640% due 8/25/45 (d)	781,883	—	781,883
359,896	—	359,896	WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 A1A1, 5.610% due 10/25/45 (d)	360,343	—	360,343
485,524	—	485,524	WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A2, 5.610% due 12/26/45 (d)	487,095	—	487,095
—	$650,000	650,000	Washington Mutual Inc., Series 2005-AR18, Class 1A3A, 5.264% due 1/25/36 (a)(d)	—	$647,616	647,616
—	1,500,000	1,500,000	Washington Mutual Inc., Series 2007-HY2, Class A1, 5.650% due 1/25/37 (d)	—	1,500,000	1,500,000
71,885	—	71,885	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, 7.000% due 3/25/34	72,574	—	72,574
476,773	476,773	953,546	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.450% due 8/25/36 (a)(d)	476,185	476,483	952,668

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $52,397,773)	14,739,411	37,530,292	52,269,703

MORTGAGE-BACKED SECURITIES — 53.9%
FNMA — 37.1%
—	7,300,000	7,300,000	Federal National Mortgage Association (FNMA), 5.000% due 2/15/22 (f)(g)	—	7,142,597	7,142,597
—	7,300,000	7,300,000	Federal National Mortgage Association (FNMA), 5.500% due 3/19/22 (f)(g)	—	7,268,062	7,268,062
—	4,578,687	4,578,687	Federal National Mortgage Association (FNMA), 5.819% due 9/1/36 (a)(d)	—	4,619,895	4,619,895
—	9,200,000	9,200,000	Federal National Mortgage Association (FNMA), 5.000% due 2/12/37 (f)(g)	—	8,829,130	8,829,130
92,390	—	92,390	Federal National Mortgage Association (FNMA), 4.500% due 9/1/35	86,042	—	86,042
1,138,742	—	1,138,742	Federal National Mortgage Association (FNMA), 5.500% due 12/1/17 to 9/1/35	1,122,366	—	1,122,366
2,066,506	—	2,066,506	Federal National Mortgage Association (FNMA), 5.000% due 10/1/20 to 3/1/36	2,010,141	—	2,010,141
4,046,130	—	4,046,130	Federal National Mortgage Association (FNMA), 6.000% due 8/1/21 to 9/1/36	4,066,554	—	4,066,554
—	4,900,000	4,900,000	Federal National Mortgage Association (FNMA), 6.500% due 2/12/37 (f)(g)	—	4,982,688	4,982,688
—	34,100,000	34,100,000	Federal National Mortgage Association (FNMA), 5.000% due 3/13/37 (f)(g)	—	32,725,361	32,725,361
—	7,700,000	7,700,000	Federal National Mortgage Association (FNMA), 5.500% due 3/13/37 (f)(g)	—	7,572,473	7,572,473
12,750,000	—	12,750,000	Federal National Mortgage Association (FNMA), 5.000% due 12/1/99	12,232,031	—	12,232,031
400,000	—	400,000	Federal National Mortgage Association (FNMA), 5.500% due 12/1/99	398,250	—	398,250
1,250,000	—	1,250,000	Federal National Mortgage Association (FNMA), 5.500% due 12/1/99	1,229,297	—	1,229,297
100,000	—	100,000	Federal National Mortgage Association (FNMA), 6.000% due 12/1/99	101,094	—	101,094
2,200,000	—	2,200,000	Federal National Mortgage Association (FNMA), 6.000% due 12/1/99	2,206,875	—	2,206,875

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$4,790,000	—	$4,790,000	Federal National Mortgage Association (FNMA), 6.500% due 12/1/99	$4,868,817	—	$4,868,817

			TOTAL FNMA	28,321,467	$73,140,206	101,461,673

FHLMC — 0.6%
272,645	—	272,645	Federal Home Loan Mortgage Corporation (FHLMC), 4.500% due 4/1/19	261,747	—	261,747
1,325,511	—	1,325,511	Federal Home Loan Mortgage Corporation (FHLMC), 5.000% due 7/1/20 to 9/1/35	1,292,248	—	1,292,248

			TOTAL FHLMC	1,553,995	—	1,553,995

GNMA — 16.2%
263,443	—	263,443	Government National Mortgage Association (GNMA), 6.500% due 2/15/32	270,417	—	270,417
686,624	—	686,624	Government National Mortgage Association (GNMA), 6.000% due 11/15/28 to 12/15/33	694,295	—	694,295
888,048	—	888,048	Government National Mortgage Association (GNMA), 5.000% due 8/15/33 to 5/15/34	858,322	—	858,322
2,582,764	—	2,582,764	Government National Mortgage Association (GNMA), 5.500% due 2/15/35	2,557,463	—	2,557,463
—	$2,500,000	2,500,000	Government National Mortgage Association (GNMA), 5.500% due 2/20/37 (f)(g)	—	2,475,000	2,475,000
—	31,600,000	31,600,000	Government National Mortgage Association (GNMA), 6.000% due 2/20/37 (f)(g)	—	31,906,141	31,906,141
—	4,900,000	4,900,000	Government National Mortgage Association (GNMA), 6.500% due 2/20/37 (f)(g)	—	5,013,312	5,013,312
700,000	—	700,000	Government National Mortgage Association (GNMA), 6.500% due 12/1/99	715,968	—	715,968

			TOTAL GNMA	5,096,465	39,394,453	44,490,918

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $148,225,047)	34,971,927	112,534,659	147,506,586

MUNICIPAL BOND — 0.0%
Oregon — 0.0%
—	100,000	100,000	Oregon State, GO, Taxable Pension, 5.892% due 6/1/27 (a) (Cost — $105,901)	—	102,202	102,202

SOVEREIGN BONDS(a) — 1.0%
Mexico — 0.4%
266,000	736,000	1,002,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	281,960	782,368	1,064,328
4,000	—	4,000	United Mexican States, 5.625% due 1/15/17	3,948	—	3,948

			Total Mexico	285,908	782,368	1,068,276

Russia — 0.6%
620,000	840,000	1,460,000	Russian Federation, 5.000% due 3/31/30 (c)	691,176	935,025	1,626,201

			TOTAL SOVEREIGN BONDS (Cost — $2,620,232)	977,084	1,717,393	2,694,477

U.S. GOVERNMENT & AGENCY OBLIGATIONS(a) — 13.9%
U.S. Government Agencies — 2.4%
120,000	—	120,000	Federal Home Loan Bank, 3.875% due 8/22/08	117,728	—	117,728
130,000	430,000	560,000	Federal Home Loan Bank (FHLB), Bonds, 5.400% due 1/2/09	129,777	429,456	559,233
—	110,000	110,000	Federal Home Loan Bank (FHLB), Bonds, 4.750% due 12/16/16	—	106,714	106,714
—	270,000	270,000	Federal Home Loan Bank (FHLB), Bonds, Series VB15, 5.000% due 12/21/15	—	267,664	267,664
30,000	100,000	130,000	Federal National Mortgage Association (FNMA), Notes, 5.400% due 4/13/09	29,980	99,985	129,965

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$160,000	—	$160,000	Federal National Mortgage Association (FNMA), 6.625% due 9/15/09	$165,916	—	$165,916
170,000	—	170,000	Federal National Mortgage Association (FNMA), 5.200% due 11/8/10	168,901	—	168,901
290,000	—	290,000	Federal National Mortgage Association (FNMA), 5.625% due 5/19/11	291,700	—	291,700
560,000	—	560,000	Federal National Mortgage Association (FNMA), 4.610% due 10/10/13	536,756	—	536,756
110,000	—	110,000	Federal Home Loan Mortgage Corporation (FHLMC), 4.750% due 1/18/11	108,640	—	108,640
160,000	—	160,000	Federal Home Loan Mortgage Corporation (FHLMC), 5.250% due 2/24/11	159,252	—	159,252
40,000	—	40,000	Federal Home Loan Mortgage Corporation (FHLMC), 5.625% due 3/15/11	40,768	—	40,768
600,000	—	600,000	Federal Home Loan Mortgage Corporation (FHLMC), 4.650% due 10/10/13	575,825	—	575,825
180,000	—	180,000	Federal Home Loan Mortgage Corporation (FHLMC), 5.450% due 11/21/13	178,771	—	178,771
690,000	—	690,000	Federal Home Loan Mortgage Corporation (FHLMC), 5.300% due 5/12/20	659,228	—	659,228
210,000	—	210,000	Federal Home Loan Mortgage Corporation (FHLMC), 5.625% due 11/23/35	198,998	—	198,998
—	$2,000,000	2,000,000	FICO Strip, Debentures, Series 15P, zero coupon bond to yield 5.280% due 3/7/19	—	$1,064,414	1,064,414
—	910,000	910,000	FICO Strip, Notes, Series D-P, zero coupon bond to yield 5.290% due 9/26/19	—	469,640	469,640
—	780,000	780,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	—	853,306	853,306

			Total U.S. Government Agencies	3,362,240	3,291,179	6,653,419

U.S. Government Obligations — 11.5%
—	4,100,000	4,100,000	U.S. Treasury Bonds, 6.000% due 2/15/26	—	4,587,838	4,587,838
2,070,000	2,645,000	4,715,000	U.S. Treasury Bonds, 4.500% due 2/15/36	1,934,804	2,473,078	4,407,882
30,000	—	30,000	U.S. Treasury Bonds, 2.000% due 2/15/37	30,370	—	30,370
40,000	—	40,000	U.S. Treasury Notes, 3.750% due 5/15/08	39,378	—	39,378
60,000	—	60,000	U.S. Treasury Notes, 4.500% due 2/15/09	59,505	—	59,505
—	10,000,000	10,000,000	U.S. Treasury Notes, 4.625% due 11/15/09	—	9,941,020	9,941,020
100,000	—	100,000	U.S. Treasury Notes, 4.125% due 8/15/10	97,754	—	97,754
2,600,000	4,000,000	6,600,000	U.S. Treasury Notes, 4.625% due 10/31/11	2,577,757	3,967,032	6,544,789
—	530,000	530,000	U.S. Treasury Notes, 4.500% due 11/30/11	—	522,837	522,837
40,000	—	40,000	U.S. Treasury Notes, 4.625% due 12/31/11	39,647	—	39,647
60,000	—	60,000	U.S. Treasury Notes, 4.750% due 1/31/12	59,822	—	59,822
800,000	—	800,000	U.S. Treasury Notes, 3.875% due 2/15/13	761,375	—	761,375
130,000	—	130,000	U.S. Treasury Notes, 5.125% due 5/15/16	132,788	—	132,788
—	1,900,000	1,900,000	U.S. Treasury Notes, 4.625% due 11/15/16	—	1,871,204	1,871,204
80,000	—	80,000	U.S. Treasury Notes, 4.875% due 2/15/17	80,207	—	80,207
420,000	4,150,000	4,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.470% due 11/15/21	199,433	1,973,429	2,172,862

			Total U.S. Government Obligations	6,012,840	25,336,438	31,349,278

			TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $38,309,580)	9,375,080	28,627,617	38,002,697

U.S. TREASURY INFLATION PROTECTED SECURITIES(a) — 5.9%
393,562	—	393,562	U.S. Treasury Inflation-Protected Security, 8.750% due 4/15/10	374,206	—	374,206
1,908,632	—	1,908,632	U.S. Treasury Inflation-Protected Security, 2.375% due 4/15/11	1,903,489	—	1,903,489
385,806	—	385,806	U.S. Treasury Inflation-Protected Security, 2.000% due 1/15/16	373,373	—	373,373

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value
$24,574	—	$24,574	U.S. Treasury Inflation-Protected Security, 3.875% due 1/15/09	$25,241	—	$25,241
79,440	—	79,440	U.S. Treasury Inflation-Protected Security, 3.375% due 1/15/12	83,008	—	83,008
70,887	—	70,887	U.S. Treasury Inflation-Protected Security, 2.000% due 1/15/14	68,990	—	68,990
51,800	—	51,800	U.S. Treasury Inflation-Protected Security, 1.875% due 7/15/15	49,758	—	49,758
169,867	—	169,867	U.S. Treasury Inflation-Protected Security, 2.375% due 1/15/17	169,482	—	169,482
700,221	—	700,221	U.S. Treasury Inflation-Protected Security, 2.375% due 1/15/25	695,845	—	695,845
101,528	—	101,528	U.S. Treasury Inflation-Protected Security, 2.000% due 1/15/26	95,210	—	95,210
269,672	—	269,672	U.S. Treasury Inflation-Protected Security, 3.875% due 4/15/29	338,638	—	338,638
119,908	$3,187,544	3,307,452	U.S. Treasury Bonds, Inflation Indexed, 2.375% due 1/15/27	119,285	$3,171,982	3,291,267
—	425,472	425,472	U.S. Treasury Notes, Inflation Indexed, 0.875% due 4/15/10	—	404,680	404,680
289,365	7,982,480	8,271,845	U.S. Treasury Notes, Inflation Indexed, 2.500% due 7/15/16	292,066	8,059,503	8,351,569

			TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $16,303,290)	4,588,591	11,636,165	16,224,756

PREFERRED STOCKS — 0.1%
1	—	1	Fannie Mae	100,223	—	100,223
6,600	—	6,600	General Motors Corp.	143,880	—	143,880

			Total Preferred Stocks (Cost — $213,375)	244,103	—	244,103

Contracts
PURCHASED OPTIONS — 0.1%
18	—	18	Eurodollar Futures Call, July 2007, Strike Price $94.75	2,025	—	2,025
61	—	61	Eurodollar Futures Call, June 2007, Strike Price $94.00	99,887	—	99,887
14	—	14	Eurodollar Futures Call, March 2007, Strike Price $94.00	22,050	—	22,050
24	—	24	Eurodollar Futures Call, March 2007, Strike Price $94.75	300	—	300
4	—	4	Eurodollar Futures Call, March 2007, Strike Price $95.00	675	—	675
8	—	8	Eurodollar Futures Call, March 2007, Strike Price $95.25	350	—	350
27	—	27	Eurodollar Futures Call, September 2007, Strike Price $94.00	50,287	—	50,287
9	—	9	Eurodollar Futures Call, September 2007, Strike Price $94.50	14,013	—	14,013
6	—	6	Eurodollar Futures Call, September 2007, Strike Price $94.75	2,100	—	2,100
9	—	9	Eurodollar Futures Call, Strike Price $95.00	1,313	—	1,313
2	—	2	Eurodollar Futures Put, March 2007, Strike Price $93.00	13	—	13
6	—	6	Eurodollar Futures Put, March 2007, Strike Price $95.50	13,050	—	13,050
3	—	3	U.S. Treasury Bonds Call, February 2007, Strike Price $110.00	2,344	—	2,344

Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund		Legg Mason Core Bond Fund		Legg Mason Partners Core Bond Fund	Pro Forma Combined Legg Mason Partners Core Bond Fund
Contracts	Face Amount	Face Amount	Security	Value		Value	Value
9	—	$9	U.S. Treasury Note Futures Call, February 2007, Strike Price $102.00	$22,781		—	$22,781
21	—	21	U.S. Treasury Note Futures Call, February 2007, Strike Price $102.50	42,656		—	42,656
3	—	3	U.S. Treasury Note Futures Call, March 2007, Strike Price $107.00	891		—	891

			TOTAL PURCHASED OPTIONS (Cost — $340,782)	274,735		—	274,735

			TOTAL INVESTMENTS BALANCE SHORT-TERM INVESTMENTS (Cost — $328,013,411)	83,986,030		$243,587,704	327,573,734

Face Amount
SHORT-TERM INVESTMENTS — 25.1%
Commercial Paper — 0.7%
—	$2,000,000	2,000,000	Paccar Financial Corp., 5.276% due 2/8/07 (a)(h)	—		1,997,970	1,997,970

U.S. Government Agencies — 6.4%
—	13,000,000	13,000,000	Federal Home Loan Bank (FHLB), Discount Notes, 4.951% due 2/1/07 (a)(h)	—		13,000,000	13,000,000
—	3,900,000	3,900,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 5.198% due 3/5/07 (a)(h)	—		3,882,234	3,882,234
$161,000	261,000	422,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.143% -, 5.197% due 6/25/07) (h)(i)	157,722		255,712	413,434

			Total U.S. Government Agencies	157,722		17,137,946	17,295,668

Repurchase Agreement — 18.0%
4,733,000	—	4,733,000	Lehman Brothers Inc. repurchase agreement dated 1/31/07, 5.200% due 2/1/07; proceeds at maturity $4,733,684; (fully collateralized by FNMA; market value — $4,827,669)	4,733,000		—	4,733,000
4,733,000	—	4,733,000	Merrill Lynch Government Securities Inc. repurchase agreement dated 1/31/07, 5.220% due 2/1/07; proceeds at maturity $4,733,686; (fully collateralized by FNPR; market value — $4,827,675)	4,733,000		—	4,733,000
—	39,823,000	39,823,000	Nomura Securities International Inc. repurchase agreement dated 1/31/07, 5.240% due 2/1/07; Proceeds at maturity — $39,828,796; (Fully collateralized by various U.S. government agency obligations, 4.500% to 5.125% due 12/18/09 to 1/15/14; Market value — $40,620,018) (a)	—		39,823,000	39,823,000

			Total Repurchase Agreements	9,466,000		39,823,000	49,289,000

			TOTAL SHORT-TERM INVESTMENTS (Cost — $68,582,759)	9,623,722		58,958,916	68,582,638

			TOTAL INVESTMENTS — 144.8% (Cost — $396,596,170#)	93,609,752		302,546,620	396,156,372
			Liabilities in Excess of Other Assets — (44.8)%	(19,666,791)		(102,943,024)	(122,609,815)
			Market Value Adjustment	31,012	(b)

			TOTAL NET ASSETS — 100.0%	$73,973,973		$199,603,596	$273,577,569

(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, and TBA’s.
(b)	Reflects estimated adjustment due to the difference in valuation policies and pricing vendors used between the Acquired and Acquiring Funds.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2007.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	This Security is traded on a to-be-announced (“TBA”) basis.
(g)	All or a portion of this security is acquired under mortgage dollar roll agreement.
(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Aggregate cost for federal income tax purposes is substantially the same.
#	Abbreviations used in this schedule:
GO—General Obligation
MASTR—Mortgage Asset Securitization Transactions Inc.
STRIPS—Separate Trading of Registered Interest and Principal Securities

Pro Forma Combined Statement of Assets and Liabilities

As of January 31, 2007 (Unaudited)

	Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Core Bond Fund
ASSETS:
Investments, at cost	$84,685,570	$262,621,600			$347,307,170
Repurchase agreement, at cost	9,466,000	39,823,000			49,289,000

Investments, at value	$84,143,752	$262,723,620	$31,012	†	$346,898,384
Repurchase agreement, at value	9,466,000	39,823,000			49,289,000
Cash	134,261	331			134,592
Receivable for securities sold	6,781,139	54,181,051			60,962,190
Receivable for Fund shares sold	185,988	482,422			668,410
Interest receivable	553,519	1,120,532			1,674,051
Receivable from broker — variation margin on open futures contracts	6,445	—			6,445
Deposits with brokers for open futures contracts		161,613			161,613
Receivable from investment manager		11,533			11,533
Prepaid expenses		47,068			47,068

Total Assets	101,271,104	358,551,170	31,012		459,853,286

LIABILITIES:
Payable for securities purchased	26,902,446	157,940,427			184,842,873
Payable for Fund shares repurchased	147,871	355,629			503,500
Payable to broker — variation margin on open futures contracts	—	106,149			106,149
Options written, at value (premium received $144,898)	47,328	—			47,328
Investment Management fee payable	3,105	95,149			98,254
Distribution fees payable	31,046	109,841			140,887
Directors’ fees payable	—	24,737			24,737
Deferred compensation payable	—	17,892			17,892
Distributions payable	118,986	206,427			325,413
Deferred dollar roll income	—	20,753			20,753
Accrued expenses	77,361	70,570			147,931

Total Liabilities	27,328,143	158,947,574			186,275,717

Total Net Assets	$73,942,961	$199,603,596	$31,012		$273,577,569

Pro Forma Combined Statement of Assets and Liabilities

As of January 31, 2007 (Unaudited)

	Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Core Bond Fund
NET ASSETS:
Par value	7,614	17,119	(1,276	)(a)	23,457
Paid-in capital in excess of par value	75,516,806	200,279,621	1,276	(a)	275,797,703
Undistributed net investment income	41	—			41
Overdistributed net investment income	—	(102,363)			(102,363)
Accumulated net realized gain (loss) on investments, futures contracts and options written	(1,089,145)	(596,161)	31,012	†	(1,654,294)
Net unrealized appreciation (depreciation) on investments, futures contracts and options written	(492,355)	5,380			(486,975)

Total Net Assets	$73,942,961	$199,603,596			$273,577,569

Net Assets:
Class A	N/A	$102,461,976	$73,973,973	†	$176,435,949
Class B	N/A	42,884,307			42,884,307
Class C	N/A	54,247,329			54,247,329
Class Y	N/A	9,984			9,984
Primary Class	$73,942,961	N/A	$(73,942,961)		N/A
Shares Outstanding:
Class A	N/A	8,783,093	6,340,119	†	15,123,212
Class B	N/A	3,681,887			3,681,887
Class C	N/A	4,653,212			4,653,212
Class R	N/A	856			856
Primary Class	7,613,514	N/A	(7,613,514)		N/A
Net Asset Value:
Class A (and redemption price)	N/A	$11.67			$11.67
Class B *	N/A	$11.65			$11.65
Class C *	N/A	$11.66			$11.66
Class R	N/A	$11.66			$11.66
Primary Class	$9.71	N/A			N/A
Maximum Public Offering Price:
Class A (based upon maximum sales charge of 4.25%)(b)	N/A	$12.19			$12.19

*	Redemption price is NAV of Class B and Class C Shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment.
(a)	Reflects adjustments to the number of shares outstanding due to the reorganization.
(b)	Shares received by Acquired Fund shareholders in Reorganization will not be subject to a sales load or deferred sales charge.
†	Reflects estimated adjustment due to difference in valuation policies between the Acquired and Acquiring Funds.

Statement of Operations

Pro Forma Combined Statement of Operations for Legg Mason Core Bond Fund and Legg Mason Partners Core Bond Fund for the twelve months ended January 31, 2007 (Unaudited)

	Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Adjustments	Pro Forma Combined Legg Mason Partners Core Bond Fund
INVESTMENT INCOME:
Dividends	$16,269			$16,269
Interest	3,759,078	$11,365,140		15,124,218

Total Investment Income	3,775,347	11,365,140		15,140,487

EXPENSES:
Management fee	321,589	1,215,438	$(63,335)	1,473,692
Distribution fees	357,321	962,328	(182,221)	1,137,428
Transfer agent fees	56,288	49,759	(34,085)	71,962
Shareholder reports	30,632	46,514	(6,122)	71,024
Custody fees	97,041	5,481	(95,457)	7,065
Restructuring fees	—	22,402	(22,402)	—
Registration fees	25,559	41,579	(19,169)	47,969
Legal fees	22,393	38,689	(18,524)	42,558
Insurance	24,313	7,773	—	32,086
Audit and tax	36,263	30,461	(34,224)	32,500
Directors’ fees	29,553	43,151	—	72,704
Miscellaneous expenses	28,921	11,962	(26,029)	14,854

Total Expenses	1,029,873	2,475,537	(501,568)	3,003,842

Less: Reimbursement from Manager	(302,828)	(43,843)	346,671	—
Compensating Balance Credits	(12,400)	—	12,400	—

Net Expenses	714,645	2,431,694	(142,497)	3,003,842

Net Investment Income	3,060,702	8,933,446	142,497	12,136,645

REALIZED AND UNREALIZED GAIN (LOSS) ON investments, future contracts and written options:
Net Realized Gain (Loss) From:
Investments	(146,018)	12,671,756		12,525,738
Options	157,681	—		157,681
Futures contracts	(507,395)	4,437,369		3,929,974

Net Realized Gain	(495,732)	17,109,125		16,613,393

Statement of Operations

Pro Forma Combined Statement of Operations for Legg Mason Core Bond Fund and Legg Mason Partners Core Bond Fund for the twelve months ended January 31, 2007 (Unaudited)

	Legg Mason Core Bond Fund	Legg Mason Partners Core Bond Fund	Adjustments	Pro Forma Combined Legg Mason Partners Core Bond Fund
Change in Net Unrealized Appreciation/Depreciation From:
Investments	$327,723	$(11,068,394)		$(10,740,671)
Options	38,159	—		38,159
Futures contracts	(124)	(2,890)		(3,014)

Change in Net Unrealized Appreciation/Depreciation	365,758	(11,071,284)		(10,705,526)

Increase From Payment by Affiliate
Net Gain on Investments, Futures contracts and Written Options	(129,974)	6,037,841		5,907,867

Increase in Net Assets From Operations	$2,930,728	$14,971,287		$18,044,512

See Notes to Pro Forma Combined Financial Statements

Legg Mason Core Bond Fund Reorganization Into Legg Mason Partners Core Bond Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments as of January 31, 2007 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended January 31, 2007, reflect the accounts of Legg Mason Core Bond Fund (the “Acquired Fund”) and Legg Mason Partners Core Bond Fund (the “Acquiring Fund”), each a “Fund”. Following the combination, Legg Mason Partners Core Bond Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free Reorganization and accordingly, the tax-free Reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on January 31, 2007. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended January 31, 2007 as if the Reorganization occurred on February 1, 2006. These Pro Forma Statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-end is December 31 for the Acquired Fund and July 31 for the Acquiring Fund.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the Reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of Reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Acquired Fund values fixed income securities using bid prices. The difference in the valuation policies of the Acquired Fund and the Acquiring Fund resulted in an estimated pro forma adjustment to the Pro Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities of $[            ], as of January 31, 2007.

4. Shares of Beneficial Interest:

The unaudited pro forma net asset value per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of January 31, 2007. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended January 31, 2007.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

ADDITIONAL INFORMATION—LEGG MASON PARTNERS GLOBAL INCOME FUND

FUND HISTORY

The Legg Mason Partners Global Income Fund (referred to as the fund) is a series of the Legg Mason Partners Income Trust (referred to as the Trust), a Maryland business trust. The certificate of trust to establish the trust was filed with the State of Maryland on October 4, 2006.

INVESTMENT STRATEGIES AND RISKS

The Proxy Statement/Prospectus discusses the fund’s investment objective, strategies and risks. The following discussion supplements the description of the fund’s investment strategies and risks described in the Proxy Statement/Prospectus.

General

Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Illiquid Investments and Restricted Securities

The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, restricted securities other than those the fund’s adviser has determined are liquid pursuant to guidelines established by the Board of Trustees of the Trust (the “Board”) and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”) or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

Securities and Exchange Commission (the “SEC”) regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to the fund, acting pursuant to guidelines established by the Board, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund’s portfolio may adversely affect the fund’s liquidity.

The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

The Investment Company Act of 1940, as amended (the “1940 Act”) prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. The fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security.

There are various investment techniques that may give rise to an obligation of the fund to make a future payment, about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions, and repurchase agreements.

Securities Lending

The fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund’s custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements.

The fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value.

Securities of Other Investment Companies

The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for that fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers’ portfolio securities.

The fund may also invest in the securities of private investment companies, including “hedge funds.” As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund’s investment in these companies typically will have to be determined under policies approved by the Board.

The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the fund invests in an exchange-traded fund or a money market fund.

The fund will invest in the securities of other investment companies, including private investment companies, when, in the adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds

The fund may invest in the securities of exchange-traded funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined above) the limitations applicable to the fund’s ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited.

When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system.

Reverse Repurchase Agreements and Dollar Rolls

A reverse repurchase agreement is a portfolio management technique in which the fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. The fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

The fund may also enter into dollar roll transactions in which the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon, and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, the fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to invest the proceeds of the securities sold.

When the fund reinvests the proceeds of a reverse repurchase agreement or dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party (in the case of a reverse repurchase agreement) the securities purchased for future delivery (in the case of a dollar roll) or the securities in which the proceeds are invested (in either case) would affect the market value of the fund’s assets. As a result, such transactions could increase fluctuation in the fund’s net asset value. If the fund reinvests the proceeds of the agreement or dollar roll at a rate lower than the cost of the agreement or dollar roll, engaging in the agreement or dollar roll will lower the fund’s yield.

To avoid potential leveraging effects of reverse repurchase agreements and dollar rolls, the fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreements or dollar rolls.

The fund will not engage in reverse repurchase agreements if its total borrowings exceed 33 1/3% of its total assets.

Foreign Securities

The fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund’s shares, and also may affect the value of dividends and interest earned by that fund and gains and losses realized by that fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

In addition to purchasing foreign securities, the fund may invest in American Depositary Receipts (“ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

The fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in the fund should be considered speculative. Debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality.

Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with allow- to middle-income economy according to the International Bank for Reconstruction and Development (“World Bank”); (iii) listed in World Bank publications as developing or (iv) determined by an adviser to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities; (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available.

Currency Fluctuations

The fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, the pace of business activity in other countries and the U.S. and other economic and financial conditions affecting the world economy.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund’s net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the fund. Moreover, if the value of the foreign currencies in which the fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, that fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which the fund invests without regard to the effect such fluctuations have on income received or gains realized by the fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To some extent, if forward markets are available, currency exchange risk can be managed through hedging operations. If hedging opportunities become available and the fund’s adviser elects to employ them, the fund may incur investment risks and substantial transaction costs to which it would not otherwise be subject. Whether or not it hedges, the fund will incur transaction costs in connection with conversions between various currencies.

Debt Securities

The fund may invest in the debt securities of governmental or corporate issuers. The fund invests substantially all of its assets in fixed-income securities. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates.

Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

The fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

Fixed-income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”); however, the fund’s adviser does consider such ratings in determining whether the security is an appropriate investment for the fund. Generally, debt securities rated below BBB by S&P, or below Baa by Moody’s, and unrated securities of comparable quality, offer a higher current yield than that provided by higher-grade issues, but also involve higher risks. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities. If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the fund’s adviser will consider that fact in determining whether to retain that security in the fund’s portfolio, but is not required to dispose of it.

The ratings of S&P and Moody’s represent the opinions of those companies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by S&P and Moody’s is included in Appendix B.

In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the fund’s adviser to determine, to the extent possible, that the planned investment is sound.

Lower-Rated Debt Securities

The fund may invest in debt obligations (such as corporate debt securities and municipal obligations) in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. High-yield corporate fixed-income securities of foreign issuers in which the fund may invest include securities of companies that have their principal business activities and interests outside the United States.

Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P (commonly known as “junk bonds”), are below investment grade and have speculative characteristics, and those in the lowest rating categories are extremely speculative and may be in default with respect to payment of principal and interest. The fund may invest in corporate fixed-income securities rated as low as C by Moody’s or D by S&P, or in unrated securities deemed by the fund’s adviser to be of comparable quality.

Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations. The fund may invest up to 25% of its total assets in securities rated below investment grade.

Lower ratings reflect a greater possibility that an adverse change in financial condition will affect the ability of the issuer to make payments of principal and interest than is the case with higher-grade securities. In addition, lower-rated securities will also be affected by the market’s perceptions of their credit quality and the outlook for economic growth. In addition, their prices have at times experienced rapid decline when a significant number of holders of such securities decided to sell them. Widespread sales may result from adverse publicity and investor perceptions, whether or not based on fundamental analysis. Economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for lower-rated securities may be less liquid than the market for securities with higher ratings.

Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their face value to meet redemption requests or to respond to changes in the market.

Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, over the last two decades there has been a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during economic downturns or periods of rising interest rates. Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than those of higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Issuers of lower-rated debt securities are often highly leveraged and may not have access to more traditional methods of financing.

Although the above risks apply to all lower-rated securities, the investment risk increases when the rating of the security is below investment grade. The lowest-rated securities (D by S&P and C by Moody’s) are regarded as having extremely poor prospects of ever attaining any real investment standing and, in fact, may be in default of payment of interest or repayment of principal. To the extent the fund invests in these lower-rated securities, the achievement of its investment objective may be more dependent on credit analysis by the fund’s adviser than in the case of the fund investing in higher-rated securities.

The fund may invest in securities which are in lower rating categories or are unrated if the fund’s adviser determines that the securities provide the opportunity of meeting the fund’s objective without presenting excessive risk. The respective adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While the advisers may refer to ratings, they do not rely exclusively on ratings, but make their own independent and ongoing review of credit quality.

Corporate Debt Securities and Short-Term Instruments

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business and statutory trusts, in order to finance their short-term credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

The fund also may invest in commercial paper issued in bearer form by banks or bank holding companies and finance companies. The fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The fund may or may not regard such securities as illiquid, depending on the circumstances of each case.

Bank obligations in which the fund may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The fund also may invest in certificates of deposit of savings and loan associations (Federally or state chartered and federally insured) having total assets in excess of $1 billion. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the fund will generally assume positions considerably in excess of the insurance limits.

The fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the fund. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

The fund limits its investments in foreign bank obligations to U.S. dollar-denominated or foreign currency-denominated obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment(1) have more than $10 billion, or the equivalent in other currencies, in total assets; (2) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (3) are judged by the fund’s adviser to be of comparable quality to obligations of U.S. banks in which the fund may invest. Subject to the fund’s limitation on concentration of less than 25% of the fund’s assets in the securities of issuers in a particular industry, there is no limitation on the amount of the fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Sovereign Debt

Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the adviser endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings.

Preferred Stock

The fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the advisers.

The fund has no current intention of converting or exchanging any convertible securities it may own into equity or holding them as equity upon conversion or exchange, although it may do so for temporary purposes. If a convertible security held by the fund is called for redemption, the fund will be required to convert or exchange it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the fund’s ability to achieve its objective.

U.S. Government Obligations and Related Securities

U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the “full faith and credit” of the U.S. Government. Other U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. In the case of securities not backed by the “full faith and credit” of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. Government itself if the agency or instrumentality does not meet its commitments.

Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the OTC market.

The fund may invest in U.S. Government obligations and related participation interests. In addition, the fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws. Generally, the fund will consider all interest-only or principal-only (See “Mortgage-Related Securities” below) fixed- income securities as illiquid.

Zero Coupon And Pay-In-Kind Bonds

Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, the fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Fixed-Income Securities Issued By Supranational Organizations

The fund may invest in fixed-income securities issued by supranational organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves, and net income.

Brady Bonds

The fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Indexed Securities

The fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the fund.

The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

Foreign Currency Exchange-Related Securities And Warrants

Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Mortgage-Related Securities

Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates. In addition to fixed-rate, fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types of mortgages.

Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through” because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the adviser determines that the securities are appropriate investments for the fund. The private mortgage-related securities in which the fund may invest include foreign mortgage pass-through securities (“Foreign Pass-Throughs”), which are structurally similar to the pass-through instruments described above.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO, the fund could experience both delays in liquidating its position and losses. The fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs.

The fund also may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or the “PO” class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the fund purchases an IO and the underlying principal is repaid faster than expected, the fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the fund’s 15% limit on illiquid securities. U.S. Government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the fund’s adviser, following guidelines and standards established by the Board.

The fund’s adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the fund’s investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to the fund’s investing in such securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. The fund will not purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the sub-adviser deems to be illiquid pursuant to criteria established by the Board if, as a result, more than 15% of the value of the fund’s net assets would be invested in such illiquid securities and investments. Government-related organizations that issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Asset-Backed Securities

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

Loans And Loan Participations

The fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating company and may involve borrowers considered to be poor credit risks. The fund’s interests in these loans may not be secured, and the fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the fund’s 15% limit on illiquid securities.

Forward Commitments

The fund may enter into commitments to purchase U.S. Government securities or other securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or a loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. The fund will segregate cash or liquid debt securities equal to the commitments to purchase securities.

The fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. In a forward sale, the fund does not participate in gains or losses on the security occurring after the commitment date. The fund’s custodian will place the securities in a separate account. Forward commitments to sell securities involve a risk of loss if the buyer fails to take delivery after the value of the securities has declined.

To limit the amount of leverage from forward commitment transactions, the fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the transactions.

The fund does not expect that its purchases of forward commitments will at any time exceed, in the aggregate, 40% of its total assets.

Options, Futures And Other Strategies

GENERAL. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage the fund’s foreign currency exposure (including exposure to the euro) as well as other risks of the fund’s investments that can affect its net asset value. The fund’s adviser may determine not to hedge particular risks, and the fund may be completely unhedged at any point in time. The fund may utilize futures contracts and options to a limited extent.

Specifically, the fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, the fund may not enter into futures contracts or related options if, as a result, more than 40% of the fund’s total assets would be so invested.

As an operating policy, the fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the fund is authorized to invest in foreign securities, the fund may purchase and sell foreign currency (including euro) derivatives.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations. See “Additional Tax Information.”

In addition to the instruments, strategies and risks described below, the advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The fund’s Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon an adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there is a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the fund might be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund’s books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets for cover or segregation could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Investments.”

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Investments.”

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

The fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the fund has written. The fund would enter into a short straddle when its adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration.

If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund, as the call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If an adviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an adviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an adviser may still not result in a successful transaction. An adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

* * * * *

To the extent that the fund enters into futures contracts, options on futures contracts and/or options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

FOREIGN CURRENCY HEDGING STRATEGIES—SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using

Financial Instruments on another currency or a basket of currencies, the value of which the fund’s adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.

Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire.

Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency.

For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar.

The fund also may use forward currency contracts to attempt to enhance income or yield. The fund could use forward currency contracts to increase its exposure to foreign currencies that the fund’s adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the fund’s adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on an adviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s adviser anticipates. There is no assurance that an adviser’s use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.

Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.

Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

TURNOVER. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The fund may enter into swaps, caps, floors, and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

The creditworthiness of firms with which the fund enters into swaps, caps, floors, or collars will be monitored by its adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund’s custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The advisers and the fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund’s borrowing or the restriction on senior securities. The fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See “Illiquid and Restricted Investments.”

The fund does not intend to purchase caps, collars or floors if, as a result, more than 5% of its net assets would thereby be placed at risk.

The fund may engage in swaps with a value equaling up to 10% of its total assets; however, no more than 5% of its assets can be exposed at any time through swaps with any one counterparty and each counterparty must have a minimum S&P rating of AA.

Portfolio Turnover

The fund may have an annual portfolio turnover rate significantly in excess of 100%. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the fund. It may also increase the amount of short-term capital gains realized by the fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. The fund will take these possibilities into account as part of its investment strategies.

Non-Fundamental Investment Policies

Unless otherwise stated, the fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the fund observes:

1. Borrowing: The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments. The fund does not intend to make short sales in excess of 5% of its net assets during the coming year.

4. Margin Purchases: The fund may not purchase securities on margin, except that (a) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (b) the fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a foreign-commitment or delayed-delivery basis or other financial instruments.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Proxy Statement/Prospectus or this Statement of Additional Information is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

Non-Diversification

The fund is classified as a non-diversified fund under the 1940 Act. The fund does, however, intend to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), which requires, among other things, at the close of each quarter of the fund’s taxable year: (1) with respect to 50% of the value of its total assets, no more than 5% of that value may be invested in the securities of any one issuer and it may not hold more than 10% of any issuer’s outstanding voting securities and (2) no more than 25% of that value may be invested in the securities of any one issuer or, under certain circumstances, two or more issuers the fund controls. These limits do not apply to U.S. Government securities or securities of other RICs.

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”), as defined in the 1940 Act, and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	69	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 139 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee

Elliott J. Berv	None	None
A. Benton Cocanougher	None	$10,001-$50,000
Jane F. Dasher	None	Over $100,000
Mark T. Finn	None	$10,001-$50,000
Rainer Greeven	None	None
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over $100,000
Diana R. Harrington	None	$10,001-$50,000
Susan M. Heilbron	None	None
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	None	$1-$10,000
R. Richardson Pettit	None	$10,001-$50,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.

Information regarding compensation paid by the fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Name of Trustee	Aggregate Compensation from the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)		Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv	N/A		(3)	$154,500	38
A. Benton Cocanougher	N/A		(3)	$161,000	38
Jane F. Dasher	N/A	$0		$86,100	28
Mark T. Finn	N/A		(3)	$179,375	38
Rainer Greeven	N/A	$0		$74,000	12
Stephen Randolph Gross	N/A		(3)	$191,000	38
Richard E. Hanson, Jr.	N/A	$0		$80,900	28
Diana R. Harrington	N/A		(3)	$159,625	38
Susan M. Heilbron	N/A	$0		$66,200	12
Susan B. Kerley	N/A		(3)	$173,000	38

Name of Trustee	Aggregate Compensation from the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)		Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Alan G. Merten	N/A		(3)	$148,500	38
R. Richardson Pettit	N/A		(3)	$154,500	38

Name of Interested Trustee
R. Jay Gerken	$0	$0		$0	163

(1)	Information is for the calendar year ended December 31, 2006.
(2)

Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the fund.

(3)

Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

As of the date of this Statement of Additional Information, the trustees and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

Since the fund is newly-organized, as of the date of this Statement of Additional Information, no shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of any class of the fund.\

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the fund.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending in 2009 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the independent trustees with such independent trustees casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The fund pays a management fee to LMPFA computed daily and paid monthly at the annual rate of 0.75% of the value of the fund’s average daily net assets. Since the fund is newly-organized, it did not pay management fees during the fiscal year ended December 31, 2006.

Subadvisers

Western Asset and Western Asset Limited perform the day-to-day portfolio management of the fund. Western Asset and Western Asset Limited are each wholly-owned subsidiaries of Legg Mason. Each subadviser serves as subadviser pursuant to a Sub-Advisory Agreement. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion, and Western Asset Limited’s total assets under management were approximately $98 billion.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadvisers will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending in 2009 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the independent trustees with such independent trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the applicable subadviser. A subadviser may terminate its Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and a subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the applicable subadviser and shall not be assignable by the manager without the consent of the applicable subadviser.

As compensation for its sub-advisory services, (i) the manager will pay to Western Asset an annual fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements and (ii) Western Asset will pay to Western Asset Limited an annual fee equal to 0.30% of the fund’s assets that are allocated to Western Asset Limited.

Because the fund is newly-organized, no fees were paid by the manager to any subadviser during the fiscal year ended December 31, 2006.

Expenses

In addition to amounts payable under the Management Agreement and the Distribution Plans (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, serves as counsel to the fund.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending December 31, 2007.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trust, its manager, the subadvisers, and the distributors each have adopted Codes of Ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Code of Ethics of the Trust and its manager, subadvisers and distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this Statement of Additional Information. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech	135 registered investment companies with $101.78 billion in total assets under management	119 other pooled investment vehicles with $125.57 billion in total assets under management	953 other accounts with $315.40 billion in total assets under management

	N/A	N/A	96 other accounts that pay a performance fee with $31.14 billion in total assets under management

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen A. Walsh	135 registered investment companies with $101.78 billion in total assets under management	119 other pooled investment vehicles with $125.57 billion in total assets under management	953 other accounts with $315.40 billion in total assets under management

	N/A	N/A	96 other accounts that pay a performance fee with $31.14 billion in total assets under management

Detlev Schlichter	2 registered investment companies with $0.20 billion in total assets under management	21 other pooled investment vehicles with $3.90 billion in total assets under management	64 other accounts with $23.81 billion in total assets under management

	N/A	N/A	21 other accounts that pay a performance fee with $7.05 billion in total assets under management

Gregory A. Peeke	N/A	N/A	2 other accounts with $0.12 billion in total assets under management

	N/A	N/A	N/A

Andres Sanchez-Balcazar	2 registered investment companies with $0.20 billion in total assets under management	21 other pooled investment vehicles with $3.90 billion in total assets under management	64 other accounts with $23.81 billion in total assets under management

	N/A	N/A	21 other accounts that pay a performance fee with $7.05 billion in total assets under management

Compensation of Portfolio Managers

Each subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio mangers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed above.

The manager, the subadvisers and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a subadviser and the individuals that it employs. For example, each of the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and subadvisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager as of the date of this Statement of Additional Information:

Portfolio Managers	Dollar Range of Ownership of Securities
S. Kenneth Leech	$0
Stephen A. Walsh	$0
Detlev Schlichter	$0
Gregory A. Peeke	$0
Andres Sanchez-Balcazar	$0

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadvisers are primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by the fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and each Sub-Advisory Agreement, each of the manager and each subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, a subadviser or its affiliates exercise investment discretion. The manager and each subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or such subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or a subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or a subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor any subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or a subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or a subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or a subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser in servicing the fund. Not all of these research services are used by the manager or a subadviser in managing any particular account, including the fund.

Since the fund is newly-organized, it did not direct any commissions on brokerage transactions to brokers because of research services provided for the fiscal year ended December 31, 2006.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

AGGREGATE BROKERAGE COMMISSIONS PAID

Since the fund is newly-organized, it has not paid any brokerage commissions for portfolio transactions as of the date of this Statement of Additional Information.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or a subadviser’s other clients. Investment decisions for the fund and for the manager’s or a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager or a subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Since the fund is newly-organized, it does not own any securities issued by a regular broker/dealer of the fund as of the date of this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

The fund will disclose its complete portfolio holdings approximately 25 days after calendar quarter end on its website at http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None

Recipient	Frequency	Delay before dissemination
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
Electra Information Systems	Daily	None
SunGard	Daily	None

DISTRIBUTORS

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements (the “distribution agreements”).

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of the independent trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, provided that the CGMI distribution agreement may be terminated upon 90 days’ written notice by the distributor.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933Act.

Services and Distribution Plan Arrangements

The Trust has adopted shareholder services and distribution plans (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A, B and C shares of the fund.

Under the applicable Distribution Plan, the fund pays service and/or distribution fees to LMIS and CGMI, as applicable, for the services they provide and expenses they bear with respect to the distribution of Class A, B and C shares of the fund and providing services to Class A, B and C shareholders. The distributors will provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. Under the Distribution Plan, the fund pays service and/or distribution fees, accrued daily and paid monthly, calculated at annual rates as follows:

	Service Fee as a Percentage of Daily Net Assets	Distribution Fee as a Percentage of Daily Net Assets	Total Service and Distribution Fee as a Percentage of Daily Net Assets
Class A	0.25%	N/A	0.25%
Class B	0.25%	0.50%	0.75%
Class C	0.25%	0.45%	0.70%*

*	LMIS has contractually agreed to waive fees and/or reimburse expenses until April 30, 2009 such that the annual distribution and service fees payable with respect to Class C shares of the fund do not exceed 0.70%. Absent this agreement, the annual distribution and service fees for the fund’s Class C shares would be 1.00% of the Class C average daily net assets.

Fees under the Distribution Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The Distribution Plans also provide that the distributors and Service Agents may receive all or a portion of the sales charges paid by Class A, B and C investors.

The Distribution Plans permit the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plans, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the applicable Distribution Plan or distribution agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plans for the fund, the trustees will review the Distribution Plans and the expenses for each class within the fund separately.

The Distribution Plans also recognize that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plans. The Distribution Plans specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plans, if permitted under applicable law.

As contemplated by each Distributions Plan, each distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the respective distribution agreement.

Since the fund is newly-organized, no service or distribution fees were paid during the fiscal year ended December 31, 2006.

The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge if for shares purchased through a Service Agent. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more(1)	– 0 –	– 0 –	up to 1.00

(1)

A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Under its terms, each Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by a vote of the Board, including a majority of the Independent Trustees, who have not direct or indirect financial interest in the operation of the Distribution Plans. The Distribution Plans may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plans must be approved by the Trustee, including all of the Independent Trustees, in the manner described above. The Distribution Plans may be terminated with respect to any class of the fund at any time, without penalty, by a vote of a majority of the Independent Trustees or, with respect to any class at any time, without penalty, by vote a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

Sales Charges and Service and Distribution Plan Fees

Since the fund is newly-organized, CGMI and LMIS did not receive commissions on Class A and Class C shares and the fund did not pay any service or distribution fees during the last three fiscal years.

VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. Please see the Proxy Statement/Prospectus for a description of the procedures used by the fund in valuing its assets.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B or C shares, as applicable. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the Proxy Statement/Prospectus.

There are no minimum investment requirements for purchases of Class A shares by (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21), and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will not be issued.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Proxy Statement/Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in the Proxy Statement/Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Proxy Statement/Prospectus and may be deemed to be underwriters of the fund, as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21), and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc. (“Citigroup”);

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege. Please see the Proxy Statement/Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible. This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the Letter of Intent. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Asset Level Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares, and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent, and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between (a) the sales charge actually paid, and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as discussed in the Proxy Statement/Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately 8 years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners Funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the manager.

The contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances.

Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the Proxy Statement/Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Proxy Statement/Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Additional Information Regarding Telephone Redemption And Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund’s predecessor as of December 31, 2006.

Class A (based on a net asset value of $8.94 and a maximum initial sales charge of 4.25%)	$[ ]

EXCHANGE PRIVILEGE

General. The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of the fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the Proxy Statement/Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Proxy Statement/Prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges may legally be made. Before making any exchange, shareholders should contact the transfer agent, or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund’s policy is to distribute its net investment income monthly and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary earnings and realized capital gains, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly at the transfer agent should notify the transfer agent in writing, requesting a change to this reinvestment option.

Dividends on a class of shares of the fund may be lower than another class of shares as a result of different expenses with respect to the classes. Distributions of capital gains, if any, will be in the same amount for each class of shares.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

A fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Since the fund is newly-organized, it does not have any unusued capital loss carryforwards as of the date of this Statement of Additional Information.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its net investment income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or capital gain net income gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction), which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If the fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. In addition, if the fund failed to qualify as a RIC for a period greater than two taxable years, the fund might be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a RIC in a subsequent year.

The fund’s transactions in zero coupon securities, forward contracts, options and futures contracts to the extent permitted will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a RIC.

The fund’s investment in so called “section 1256 contracts,” such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and, to the extent permitted, options in stock indices are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). None of the fund’s dividends will be eligible for the corporate dividends received deduction or for treatment as “qualified dividend income” for purposes of taxation at long-term capital gains rates.

Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If a Shareholder recognizes a loss with respect to the fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the tax payer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations.

Other Taxation. Distributions also may be subject to state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Dividends by the fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the fund.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES OF WESTERN ASSET MANAGEMENT

COMPANY AND WESTERN ASSET MANAGEMENT COMPANY LIMITED

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an investment management agreement, the applicable client investment management agreement are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the

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existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

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7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

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2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

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3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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APPENDIX B

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

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pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

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The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

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RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Under Section 9.5 of the Registrant’s Declaration of Trust, any past or present Trustee or officer of Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having or been a Trustee or officer of the Registrant. This provision does not authorize indemnification to the extent such indemnification is prohibited by applicable federal law. Expenses may be paid by Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt on an undertaking by such Trustee or officer to repay such expenses to Registrant in the event that it is ultimately determined that such Trustee or officer is not entitled to indemnification under the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person of the Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

Unless otherwise noted, all references are to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 1985 (File Nos. 2-96408 and
811-4254).

1(a) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement as filed with the SEC on April 13, 2007 (“Post-Effective Amendment No. 84”).

1(b) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of May 15, 2007, is filed herewith.

2 The Registrant’s By-Laws are incorporated by reference to Post-Effective Amendment No. 84.

3 Not Applicable.

4 The form of each Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

5 Not Applicable.

6(a) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 20, 2006 (“Post-Effective Amendment No. 75”).

6(b) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA is filed herewith.

6(c) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”) with respect to the Registrant, on behalf of Legg Mason Partners Core Bond Fund, is incorporated herein by reference to Post-Effective Amendment No. 75.

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6(d) Form of Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, is filed herewith.

6(e) Form of Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”) with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, is filed herewith.

7(a) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A.

7(b) Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. (renamed Citigroup Global Markets Inc. (“CGMI”)) is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 28, 2000 (“Post-Effective Amendment No. 58”).

7(c) Amendment to Distribution Agreement between Registrant and CGMI dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 28, 2006 (“Post Effective Amendment No. 74”).

7(d) Distribution Agreement between Registrant and Legg Mason Investor Services, LLC (“LMIS”) dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

8(a) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

8(b) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

8(c) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 78.

8(d) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

8(e) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

9 Custodian Agreement with State Street Bank and Trust Company dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 75.

10(a) Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Legg Mason Partners Diversified Strategic Income Fund, Legg Mason Partners Balanced Fund, Legg Mason Partners Convertible Fund, Legg Mason Partners Income Fund, Legg Mason Partners Total Return Fund, Legg Mason Partners Municipal High Income Fund and Legg Mason Partners Reserve Fund are incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 7, 1994 (“Post-Effective Amendment No. 40”).

10(b) Form of Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Registrant is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 29, 2004 (“Post-Effective Amendment No. 67”).

10(c) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 19, 2003 (“Post-Effective Amendment No. 64”).

10(d) Form of Amended Shareholder Services and Distribution Plan (relating to Class A, B, C and Y shares), dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 74.

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10(e) Form of Amended Shareholder Services and Distribution Plan effective November 20, 2006 is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006 (“Post-Effective Amendment No. 77”).

10(f) Amended Rule 18f-3(d) Multiple Class Plan is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 24, 1998 (“Post-Effective Amendment No. 52”).

10(c) Amended and Restated Rule 18f-3(d) Multiple Class Plan effective November 20, 2006 is incorporated by reference to Post-Effective Amendment No. 77.

11 Opinion and Consent of Venable LLP as to the legality of the securities being registered is filed herewith.

12 Forms of Opinion of Bingham McCutchen LLP supporting tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

13 Not Applicable.

14(a) Consent of KPMG LLP, Independent Registered Public Accounting Firm is filed herewith.

14(b) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm is filed herewith.

15 Not Applicable.

16 Power of Attorney is incorporated by reference to Post-Effective Amendment No. 84.

17(a) Form of Proxy Card is filed herewith.

17(b) Statement of Additional Information of Legg Mason Partners Core Bond Fund dated April 16, 2007 is filed herewith.

17(c) The Annual Report of Legg Mason Partners Core Bond Fund for the year ended July 31, 2006 is filed herewith.

17(d) The Semi-Annual Report of Legg Mason Partners Core Bond Fund for the period ended January 31, 2007 is filed herewith.

17(e) The Prospectus and Statement of Additional Information of Legg Mason Core Bond Fund, a series of Legg Mason Income Trust, Inc., dated May 1, 2007 are filed herewith.

17(f) The Prospectus and Statement of Additional Information of Legg Mason Global Income Trust, a series of Legg Mason Global Trust, Inc., dated May 1, 2007 are filed herewith.

17(g) The Annual Report of Legg Mason Core Bond Fund, a series of Legg Mason Income Trust, Inc., for the year ended December 31, 2006 is filed herewith.

17(h) The Annual Report of Legg Mason Core Bond Fund, a series of Legg Mason Income Trust, Inc., for the year ended December 31, 2005 is filed herewith.

17(i) The Annual Report of Legg Mason Global Trust, a series of Legg Mason Global Trust, Inc., for the year ended December 31, 2006 is filed herewith.

17(j) The Annual Report of Legg Mason Global Trust, a series of Legg Mason Global Trust, Inc., for the year ended December 31, 2005 is filed herewith.

17(k) Transfer Agency and Services Agreement with PFPC, Inc. dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 75.

17(l) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated by reference to Post-Effective Amendment No. 77.

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17(m) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA), as amended September 13, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

17(n) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

17(o) Code of Ethics of WAM and WAML as of February, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

17(p) Code of Ethics of CGMI is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Legg Mason Partners Sector Series, Inc., filed on February 28, 2003 (Securities Act File No. 33-7339).

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The registrant hereby undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 31st day of May, 2007.

LEGG MASON PARTNERS INCOME TRUST,

on behalf of Legg Mason Partners Core Bond Fund

and Legg Mason Global Income Fund

By:	/S/ R. JAY GERKEN
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/S/ R. JAY GERKEN R. Jay Gerken	President, Principal Executive Officer and Trustee	May 31, 2007

/S/ FRANCES M. GUGGINO Frances M. Guggino	Chief Financial Officer and Treasurer	May 31, 2007

/S/ ELLIOTT J. BERV* Elliott J. Berv	Trustee	May 31, 2007

/S/ JANE F. DASHER* Jane F. Dasher	Trustee	May 31, 2007

/S/ A. BENTON COCANOUGHER* A. Benton Cocanougher	Trustee	May 31, 2007

/S/ MARK T. FINN* Mark T. Finn	Trustee	May 31, 2007

/S/ RAINER GREEVEN* Rainer Greeven	Trustee	May 31, 2007

/S/ STEPHEN R. GROSS* Stephen R. Gross	Trustee	May 31, 2007

/S/ RICHARD E. HANSON, JR.* Richard E. Hanson, Jr.	Trustee	May 31, 2007

/S/ DIANA R. HARRINGTON* Diana R. Harrington	Trustee	May 31, 2007

/S/ SUSAN M. HEILBRON* Susan M. Heilbron	Trustee	May 31, 2007

/S/ SUSAN B. KERLEY* Susan B. Kerley	Trustee	May 31, 2007

/S/ ALAN G. MERTEN* Alan G. Merten	Trustee	May 31, 2007

/S/ R. RICHARDSON PETTIT* R. Richardson Pettit	Trustee	May 31, 2007

By:	/S/ R. JAY GERKEN
R. Jay Gerken, Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

1(b)	Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of May 15, 2007.

6(b)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA.

6(d)	Form of Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund.

6(e)	Form of Subadvisory Agreement between WAM and Western Asset Management Company Limited with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund.

11	Opinion and Consent of Venable LLP as to the legality of the securities being registered.

12	Forms of Opinion of Bingham McCutchen LLP supporting tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14(a)	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

14(b)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

17(a)	Form of Proxy Card.

17(b)	Statement of Additional Information of Legg Mason Partners Core Bond Fund dated April 16, 2007.

17(c)	Annual Report of Legg Mason Partners Core Bond Fund for the year ended July 31, 2006.

17(d)	Semi-Annual Report of Legg Mason Partners Core Bond Fund for the period ended January 31, 2007.

17(e)	Prospectus and Statement of Additional Information of Legg Mason Core Bond Fund, a series of Legg Mason Income Trust, Inc., dated May 1, 2007.

17(f)	Prospectus and Statement of Additional Information of Legg Mason Global Income Trust, a series of Legg Mason Global Trust, Inc., dated May 1, 2007.

17(g)	Annual Report of Legg Mason Core Bond Fund, a series of Legg Mason Income Trust, Inc., for the year ended December 31, 2006.

17(h)	Annual Report of Legg Mason Core Bond Fund, a series of Legg Mason Income Trust, Inc., for the year ended December 31, 2005.

17(i)	Annual Report of Legg Mason Global Income Trust, a series of Legg Mason Global Trust, Inc., for the year ended December 31, 2006.

17(j)	Annual Report of Legg Mason Global Income Trust, a series of Legg Mason Global Trust, Inc., for the year ended December 31, 2005.